UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Securities Exchange Act of 1934

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Skyline Champion Corporation
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PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
2024

SKYLINE CHAMPION

Letter to Our Shareholders

Dear Shareholder:

We are pleased to invite you to our 2024 Annual Meeting of Shareholders, which will take place solely via a live webcast on Thursday, August 1, 2024, at 10:00 AM, Eastern Time at www.proxydocs.com/SKY. There is no physical location for this meeting. Annual meetings play an important role in maintaining communications and understanding among our management, Board of Directors and shareholders, and we hope you will participate.

On the pages following this letter you will find:

•	The notice of our 2024 Annual Meeting of Shareholders, which lists the items of business to be considered at the Annual Meeting; and

•	Our 2024 proxy materials, which describe the items of business listed in the notice and provide other information you will likely find useful in deciding how to cast your vote.

We have opted to host the 2024 Annual Meeting of Shareholders virtually and urge all shareholders to take advantage of Internet and telephone voting. To participate in the Annual Meeting, you must register in advance at www.proxydocs.com/SKY. As part of the registration process, you must enter the control number provided on your proxy card, voting instruction form, or Notice of Electronic Availability. Upon completing your registration, you will receive further instructions via email, one hour prior to the meeting time, including your unique links that will allow you to access the meeting and will permit you to submit questions during the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided.

We have elected to provide shareholders Notice of the 2024 Annual Meeting of Shareholders (the “Notice”) with instructions for accessing the proxy materials, including our proxy statement and Annual Report to Shareholders, and for voting via the Internet, through the Securities and Exchange Commission’s “notice and access” method. Please see the next page for the Notice. Providing our proxy materials to shareholders electronically allows us to conserve natural resources and reduce our printing and mailing costs related to the distribution of our proxy materials. If you wish to receive paper copies of our proxy materials, you may do so by following the instructions contained in the Notice.

Sincerely,

Mark Yost

President and Chief Executive Officer

June 4, 2024

Notice of 2024 Annual Meeting of Shareholders

MEETING INFORMATION

Date & Time	Location	Record Date

Thursday, August 1, 2024 10:00 AM Eastern Time	Via webcast at www.proxydocs.com/SKY	You may vote if you owned Skyline Champion common stock at the close of business on June 4, 2024

ITEMS OF BUSINESS

(1)	To elect nine members of the Board of Directors, each to serve until the next annual meeting of shareholders or until a successor has been duly elected and qualified.

(2)	To ratify the appointment of Ernst & Young LLP as Skyline Champion’s independent registered public accounting firm.

(3)	To consider a non-binding advisory vote on fiscal 2024 compensation paid to Skyline Champion’s named executive officers.

(4)	To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name from Skyline Champion Corporation to Champion Homes, Inc.

(5)	To transact any other business that may properly come before the annual shareholders meeting or any postponements or adjournments thereof.

VOTING MATTERS AND BOARD RECOMMENDATIONS

Agenda Item	Board Recommendation	Impact of Broker Non-Votes	Impact of Abstentions/Votes Withheld	Required Vote

1. Election of Directors	For All Nominees	No Effect	No Effect	Plurality of Votes Cast

2. Ratification of Auditors	For	N/A	No Effect	Majority of Votes Cast

3. Advisory Approval of Executive Compensation	For	No Effect	No Effect	Majority of Votes Cast

4. Amendment and Restatement of Articles of Incorporation	For	No Effect	Vote Against	Majority of Shares Outstanding and Entitled to Vote on this Proposal

HOW TO VOTE

By Internet	By Telephone	By Mail	In Person

Visit 24/7 www.proxypush.com/SKY	Call 1-866-307-0847 in the US	Sign, date and mail the proxy card in the envelope provided	Vote in person by attending the webcast of the Annual Meeting virtually

By order of the Board of Directors,

Robert M. Spence Senior Vice President, General Counsel and Secretary June 4, 2024

Equity Compensation Plan Information	63
GENERAL INFORMATION	64
APPENDIX A: PROPOSED REVISED ARTICLES OF INCORPORATION	A-1

ABOUT SKYLINE CHAMPION CORPORATION ⬛

About Skyline Champion Corporation

Date of Distribution: June 20, 2024

Skyline Champion Corporation (“Skyline Champion,” the “Company,” “we,” “us,” or “our”) is a leading producer of factory-built housing in North America with operations dating back to 1951. Our leading position is driven by our comprehensive product offering, strong brand and quality reputation, broad manufacturing footprint, and our complementary retail and logistics businesses.

Skyline Champion is transforming construction across the United States and western Canada. We are making it possible for people to have a home that is built better, built faster, and is more attainable today. We achieve this by providing offsite construction solutions that are more innovative, affordable, and sustainable housing solutions for our customers and the end consumer. We are the largest independent publicly traded factory-built homebuilder in the United States.

THE FACTORY BUILT HOME ADVANTAGE

Homeownership Affordability and Speed	Energy Efficient Sustainably Built	Production Efficiency and Quality	Product Improvement and Innovation

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	1

⬛ ABOUT SKYLINE CHAMPION CORPORATION

A LOOK BACK AT FISCAL YEAR 2024

FINANCIAL HIGHLIGHTS

$2.0	21,845	$90
Revenue (Billions)	Homes sold in North America	US Average Home Selling Price (Thousands)

$147	24.0%	$2.53
Net Income (Millions)	Gross Margin	Earnings per Share

Fiscal 2024 was a transformative year for Skyline Champion. We made significant strides in executing on our strategic vision through investments in integrated turnkey solutions for retail and financial services. We acquired an ownership interest in ECN Capital Corporation (“ECN”), in part to facilitate the development of a joint venture with ECN’s U.S. subsidiary Triad Financial Services. The joint venture operates as a captive finance company for Skyline Champion and provides financing solutions to our customers and end consumers. We also acquired Regional Enterprises, LLC (“Regional Homes”), adding three manufacturing facilities and 43 retail sales centers to the Skyline Champion organization. This investment is part of our strategy to grow our business, including both manufacturing operations and Company-owned retail sales centers.

The North American economy faced a challenging macroeconomic environment including inflation and rising interest rates. Skyline Champion was able to adjust to these conditions and deliver solid financial results by focusing on operational efficiencies and customer-focused investments. Net income for the year decreased 63% to $147 million, and revenue decreased 22% to $2.0 billion. Despite the reductions from the prior year, those solid results reflect the culture of our experienced operational teams, relationships with our customers and suppliers, broad geographic footprint and the strength of our affordable product offerings across multiple brands. During fiscal 2024, we provided nearly 22,000 affordable homes to consumers throughout North America. Our performance during the year reflects our innovative product offerings, affordable price points, strategic positioning and the success of our core initiatives.

The Skyline Champion team continues to focus on executing on our longer-term strategic initiatives that will benefit our shareholders, customers, employees and other stakeholders for years to come. We continue to refine our product floor plan designs and options which help to improve operational efficiencies while offering designed flexibility to our customers. The Company continues to invest in the development of enhanced digital offerings, including a platform where consumers can design, configure and price their home online. That, in addition to progress made in automating portions of our production processes, enhances the sustainable value Skyline Champion offers.

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ABOUT SKYLINE CHAMPION CORPORATION ⬛

CORPORATE RESPONSIBILITY

We demonstrate our commitment to Corporate Responsibility through company-wide and plant specific programs and through our everyday business practices when providing high-quality, affordable homes to U.S. and Canadian homebuyers. Our social responsibility extends across our key stakeholders through our core operating principles, including integrity, respect, honesty, pride and safety for all those we encounter internally and in our communities. Earlier this year, the Company completed its first Sustainability Report, with assistance from the Antea Group. The Sustainability Report is available on our website at www.skylinechampion.com.

Sustainability	Health and Safety	Community Outreach

Energy Star® certified homes.

Strict standards under federal building codes for energy efficient equipment, upgraded insulation, high performance windows, and low flow plumbing fixtures.

Homes cost up to 50% less per square foot than conventional site-built homes.

Ongoing behavior-based safety and training programs with a goal of zero injuries.

Investment in tools and equipment with added safety features.

Responsibility for ensuring a safe work environment shared by EHS team, executive management, and our Board of Directors.

Encourage civic involvement at local community level.

Local teams provide support and assistance to charitable organizations through initiatives such as food and coat drives, tutoring and mentoring programs, blood drives, and other causes.

Governance	Human Capital	Stakeholder Engagement

Code of conduct certification required at all levels within the company (Board of Directors, management, and employees). Broadened diversity of Board of Directors as result of 2023 election.

Commitment to equal opportunity hiring, recruitment, development, and training.

Foster a safe, inclusive, and respectful workplace free of discrimination and harassment.

Value unique skills and diversity of thought.

Open and transparent communication with our stakeholders — shareholders, employees, customers, suppliers, and communities we serve.

Social responsibility to homebuyers, customers, employees, and the communities in which they live and work.

Environmental Focus

Reforestation commitment to plant one tree for every tree used in construction. Minimized environmental footprint with reuse and recycle programs. Completed ESG Materiality Assessment.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	3

⬛ PROXY SUMMARY

Proxy Summary

This Proxy Statement contains information related to our 2024 Annual Meeting of Shareholders to be conducted via a live webcast on Thursday, August 1, 2024, at 10:00 a.m. Eastern Time. This summary highlights information contained elsewhere in the Proxy Statement. Please read the entire Proxy Statement before voting.

Our Board of Directors (the “Board of Directors” or the “Board”) is soliciting your vote for the following:

PROPOSAL ONE: ELECTION OF DIRECTORS

We are asking you to vote “FOR” the following candidates for election to our Board. Additional information on Director Nominees is available beginning on page 7.

Nominee	Age	Director Since	Independent	Current Committee Membership

Keith Anderson	62	2018	Yes	Audit Committee

Michael Berman	66	2018	Yes	Audit; Nominating and Governance Committee

Eddie Capel	63	2019	Yes	Compensation Committee

Erin Mulligan Helgren	55	2019	Yes	Audit; Compensation Committee

Michael Kaufman	52	2018	Yes	Compensation; Nominating and Governance Committee

Tawn Kelley	60	2023	Yes	Audit; Nominating and Governance Committee

Nikul Patel	51	2022	Yes	Compensation Committee

Gary Robinette	75	2018	Yes	Nominating and Governance Committee

Mark Yost	52	2019	No

PROPOSAL TWO: RATIFICATION OF AUDITORS

We are asking you to ratify the appointment by the Audit Committee of Ernst & Young LLP (“EY”) as our independent auditors for fiscal 2025. Additional information on independent auditor appointment is available beginning on page 28.

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PROXY SUMMARY ⬛

PROPOSAL THREE: EXECUTIVE COMPENSATION

We are asking you to approve, on an advisory basis, the compensation of our Named Executive Officers (“NEO(s)”) as disclosed in this proxy statement. Additional information on our executive compensation program is available beginning on page 31.

PROPOSAL FOUR: AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION

We are asking you to approve the amendment and restatement of our Articles of Incorporation to change the name of the Company from “Skyline Champion Corporation” to “Champion Homes, Inc.”. Additional information on the proposed change is available beginning on page 32.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	5

⬛ PROPOSAL ONE: ELECTION OF DIRECTORS

Proposal One: Election of Directors

Our Board is currently comprised of nine members. Directors are elected annually at Skyline Champion’s annual meeting of shareholders, and each director holds office until the next annual meeting of the shareholders and until his or her successor is elected and qualified. New directors need not be shareholders of Skyline Champion.

Our Board, upon the recommendation of the Nominating and Governance Committee, voted to nominate Keith Anderson, Michael Berman, Eddie Capel, Erin Mulligan Helgren, Michael Kaufman, Tawn Kelley, Nikul Patel, Gary Robinette, and Mark Yost for re-election at the 2024 annual meeting of our shareholders (the “2024 Annual Meeting”). Information relating to each nominee, including his or her period of service as a director of the Company, principal occupation and other biographical material appear later in this proxy statement.

It is intended that the votes authorized by the enclosed proxy will be cast for the election of the nine director nominees. In the event that one or more of the nominees unexpectedly becomes unavailable for election, the votes will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the current Board, or the Board may be reduced accordingly. All of the nominees have consented to be named in the proxy statement and have indicated their intent to serve if elected.

The Board recommends that shareholders vote FOR all nine director nominees. The voting standard for director elections is a plurality standard. This means that the individuals who receive the highest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting.

The Board of Directors deems proposal one be in the best interests of Skyline Champion and our shareholders and recommends a vote “for” each nominee.

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PROPOSAL ONE: ELECTION OF DIRECTORS ⬛

GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

The individuals nominated for election at the 2024 Annual Meeting represent a diverse range of viewpoints, backgrounds, skills, experience and expertise. The biography of each nominated director and a description of certain specific experiences, qualifications, attributes and skills of each director that led the Board to conclude that the individual should serve as a director are described below:

Keith Anderson

Independent Director since: 2018 Age: 62

Keith Anderson became a director of Skyline Champion on June 1, 2018. Mr. Anderson was named Chief Executive Officer of Skyline Champion on June 1, 2018 and he retired from that role effective June 1, 2019. He served between November 1, 2016 and June 1, 2018 as Chief Executive Officer of both Champion Holdings and Champion Home Builders, Inc. (“CHB”), a Division of Champion Holdings. Previously, from June 2015 through October 30, 2016, Mr. Anderson was President and Chief Executive Officer of Champion Holdings and Chief Executive Officer of CHB. Since 2016, he has served on the Board of Managers of Southwest Stage Funding, LLC d/b/a Cascade Financial Services. He has served as a director of the non-profit organization Manufactured Housing Institute, and on the Manufactured Housing Advisory council for both Fannie Mae and Freddie Mac. Prior to joining Champion Holdings, Mr. Anderson was Executive Vice President and Chief Operating Officer of Walter Investment Management Corp. from June 2012 to November 2014. From November 1995 to June 2012, Mr. Anderson held various executive management positions at GreenTree Servicing, LLC ending with the role of President and Chief Executive Officer. Mr. Anderson holds a B.S. in Accounting from Illinois State, and an M.B.A. from DePaul University.

Qualifications:

Mr. Anderson’s extensive experience as a senior executive and director, including with Champion Holdings, in the manufactured home industry and the financial services industry providing financing for manufactured housing, make him highly qualified to serve on our Board.

Michael Berman

Independent Director since: 2018 Age: 66

Michael Berman joined the Board on November 25, 2018. Mr. Berman has served as the Chief Executive Officer of MB Capital Associates, a consulting firm, since March 2018. From 2011 through 2018, he was Chief Financial Officer and Executive Vice President of GGP, Inc., a retail real estate investment company where he oversaw its finance, accounting, capital markets, treasury, investor relations, and corporate communications functions. Previously he was Executive Vice President and Chief Financial Officer of Equity LifeStyle Properties (formerly Manufactured Home Communities), an owner and operator of manufactured home communities. Mr. Berman was employed in the investment banking department of Merrill Lynch & Co. from 1988 through 2002 and was an associate professor at the New York University Real Estate Institute in 2003. Mr. Berman also served as a director and Chair of the Audit Committee of Jaguar Global Growth Corporation through its combination with Captivision, Inc. on November 15, 2023, where he continues to serve as the Chairman of the Audit Committee and member of the Nominating and Governance Committee of Captivision, Inc. Mr. Berman is also a member of both the Audit and Nominating and Governance Committees of Brixmor Property Group, Inc., one of the nation’s largest owner-operators of grocery anchored shopping centers. Mr. Berman holds an M.B.A. from Columbia University Graduate School of Business, a J.D. from Boston University School of Law, and a B.A. from Binghamton University.

Qualifications:

Mr. Berman’s broad real estate, investment, and corporate financial experience, coupled with his manufactured housing community experience, make him highly qualified to serve on our Board.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	7

⬛ PROPOSAL ONE: ELECTION OF DIRECTORS

Eddie Capel

Independent Director since: 2019 Age: 63

Eddie Capel became a director of Skyline Champion on September 16, 2019 and was elected Chair on July 27, 2023. Mr. Capel has been the Chief Executive Officer of Manhattan Associates, Inc., a supply chain commerce solutions provider, since 2013. Before then, he served Manhattan Associates in various roles, including Executive Vice President, Chief Operating Officer, and President. Before joining Manhattan Associates in June 2000, Mr. Capel held various positions at Real Time Solutions, including Chief Operations Officer and Vice President, Operations, where he led teams that supported the supply chain strategies of companies such as Walmart, Amazon.com and J.C. Penney. He also served as Director, Operations, with Unarco Automation, an industrial automation/robotics systems integrator. Before joining Unarco, Mr. Capel worked as a Project Manager and System Designer for ABB Robotics in the United Kingdom. He obtained his degree in HNC Mechanical Engineering from Swindon College.

Qualifications:

Mr. Capel has spent the majority of his professional career developing and delivering technology solutions for large manufacturing companies, with integrated manufacturing, supply chain and distribution operations. His experience with manufacturing supply chains and the integration of technology with the same make him highly qualified to serve on our Board.

Erin Mulligan Helgren

Independent Director since: 2019 Age: 55

Erin Mulligan Helgren, formerly Erin Mulligan Nelson, became a director of Skyline Champion on September 16, 2019. Since May 2023, Ms. Helgren has served as the Chief Executive Officer for OfficeSpace Software, a Vista Equity portfolio company and workplace management solutions provider. From 2021 through the end of 2022, Ms. Helgren served as Chief Executive Officer and Director of Bonterra, a public benefit corporation which became the second largest and fastest-growing social good software platform. Before leading Bonterra, Ms. Helgren was Chief Executive Officer and Director of Social Solutions from April 2020 to November 2021. Prior to that, from September 2017 to March 2020, she was the CEO of Calytera, a private equity-backed government technology software company. Ms. Helgren spent 11 years at Dell, Inc., including as Global Chief Marketing Officer, where she stewarded the Dell.com ecommerce business, Corporate Social Responsibility and Dell’s global marketing strategy, and has also served as Chief Marketing Officer for SunPower and Bazaarvoice. She has led brand strategy, global communications, social media, corporate social responsibility, global research, marketing talent development and agency management. Ms. Helgren serves on the Board of Directors for Mavenir, a private telecommunications company, Zalat Restaurant Group, a privately held hospitality company, and Ryman Hospitality Properties, Inc., a publicly-traded lodging and hospitality investment trust. Ms. Helgren obtained her B.B.A. from the University of Texas and currently serves on the Dean’s Advisory council for the University of Texas McCombs School of Business.

Qualifications:

Ms. Helgren has extensive experience in marketing and communications. She has led brand strategy, global communications, social media, corporate social responsibility, global research, marketing talent development and agency management. Her additional experience on executive committees for corporate philanthropy, diversity and sustainability make her highly qualified to serve on our Board.

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PROPOSAL ONE: ELECTION OF DIRECTORS ⬛

Michael Kaufman

Independent Director since: 2018 Age: 52

Michael Kaufman became a director of Skyline Champion on June 1, 2018. Mr. Kaufman is the Chief Executive Officer of MAK Capital (“MAK”), an investment advisory firm based in New York, New York, which he founded in 2002. He is director and Chairman of the Board of Agilysys, Inc., and serves as a director for Yatra Online, Inc., and Trailhead Biosystems and Biotherapeutics, Inc. He formerly served as a Director for Metal Recovery Holdings, LLC, (formerly AZP, LLC and American Zinc Recycling). Mr. Kaufman holds a B.A. degree in Economics from the University of Chicago, where he also received his M.B.A. degree. He also earned a law degree from Yale University.

Qualifications:

Mr. Kaufman’s investment and finance experience and familiarity with the manufactured home industry make him highly qualified to serve on our Board.

Tawn Kelley

Independent Director since: 2023 Age: 60

Tawn Kelley became a director of Skyline Champion on July 27, 2023. Ms. Kelley is an Executive Vice President of Taylor Morrison Home Corporation, one of the country’s top public, NYSE-listed homebuilders. With more than 30 years of experience in new construction mortgage financing, Ms. Kelley serves as President of Taylor Morrison’s financial services suite of companies, leading Taylor Morrison Home Funding and Inspired Title Services. In addition, she is the Chair of the company’s joint venture business, Mortgage Funding Direct Ventures which she founded in 2001 and sold to Taylor Morrison in 2009. The joint venture partners with homebuilders to provide in-house mortgage operations. In 2011, she established a free qualification improvement program to better position families for home purchase, and today her proprietary program – Able, Ready, Own – has educated and strengthened qualification for thousands of families. In 2021, Ms. Kelley joined the Mortgage Bankers Association national board (“MBA”) and, in addition, she currently serves on the Residential Board of Governors as well as the Affordable Homeownership Advisory Council and MBA’s Investment Committee. In 2020, she joined the Board of Directors for STORE Capital, a publicly traded REIT, and was named Chair of the Board in December 2021. She led the sale of STORE Capital to GIC Private Limited in February 2023 and left the Board at that time. Ms. Kelley also serves as a director of ECN, in which Skyline Champion has a 19.9% equity ownership interest.

Qualifications:

Ms. Kelley has extensive experience in the home construction industry as well as home financing solutions, including consumer engagement. Her extensive leadership and industry experience make her highly qualified to serve on our Board.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	9

⬛ PROPOSAL ONE: ELECTION OF DIRECTORS

Nikul Patel

Independent Director since: 2022 Age: 51

Nikul Patel was elected to serve as a director of Skyline Champion on July 26, 2022. Mr. Patel is a co-founder, CEO, and Chairman of the Board of Directors of LoanGlide, Inc., an embedded financing platform for personal loans, a position he has held since November 2019. Prior to that, he was Chief Strategy Officer of LendingTree, Inc. LendingTree operates an online consumer platform in the United States offering comparison shopping services for mortgage, credit card, personal loans, insurance and various other financing products. During his more than six-year tenure at LendingTree, he also held the positions of Chief Operating Officer and Chief Product Officer at various times. Prior to joining LendingTree, Mr. Patel held various other leadership positions including President, Lendage.com at Bills.com, Inc., Chief Operating Officer and Vice President, Products at Home-Account, Inc. and a variety of positions at Intel Corporation over a 12-year period. Mr. Patel also serves as a director of Data Axle, Inc. and GetAround, a connected carsharing marketplace, for which he serves on its Audit and Nominating and Governance Committees. As an entrepreneur, he also co-founded Movoto.com, an online real estate search platform. Mr. Patel holds an M.B.A. in Finance from the Wharton School of Business at the University of Pennsylvania, an M.S. in Computer Engineering from Florida Atlantic University, and a B.E. in Electronics and Communication Engineering from Gujarat University.

Qualifications:

Mr. Patel’s extensive experience in product management technology systems, including online tools in the home buying and financing arena, as well as his background in business development and transformational initiatives make him highly qualified to serve on our Board.

Gary Robinette

Independent Director since: 2018 Age: 75

Gary Robinette became a director of Skyline Champion on June 1, 2018. Mr. Robinette served as a member of the Champion Holdings Board of Managers starting in 2010. Mr. Robinette served as Chairman of Associated Metals, LLC, with the responsibility of selling the business for the owners in 2023, and where he continues to serve as a consultant. He previously served as Chairman Emeritus of Ply Gem Industries Inc. until November 2020. He served as President and Chief Executive Officer of Ply Gem from 2006 through 2018. Mr. Robinette was elected Vice Chairman of the Ply Gem Board of Directors in May 2013 and was appointed Chairman of the Ply Gem Board of Directors in 2015. Prior to joining Ply Gem, Mr. Robinette served as Executive Vice President and COO at Stock Building Supply, formerly a Wolseley company, since September 1998, and was also a member of the Wolseley North American Management Board of Directors. Mr. Robinette held the position of President of Erb Lumber Inc., a Wolseley company, from 1993 to 1998 and served as Chief Financial Officer and Vice President of Carolina Holdings, which was the predecessor company of Stock Building Supply. Mr. Robinette received a B.S. in Accounting from Tiffin University and an M.B.A. from Xavier University, where he has served as a member of the Board of Trustees. He also served as a member of the Policy Advisory Board of Harvard University’s Joint Center for Housing Studies for 20 years and serves on the board of directors for two companies sponsored by private equity firms.

Qualifications:

Mr. Robinette’s extensive experience as a senior executive at companies in the housing industry, as well as his experience as director of Champion Holdings and other companies, make him highly qualified to serve on our Board.

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PROPOSAL ONE: ELECTION OF DIRECTORS ⬛

Mark Yost

President and CEO Director since: 2019 Age: 52

Mark Yost became a director of Skyline Champion on April 30, 2019 in connection with being named President and Chief Executive Officer effective June 1, 2019. Mr. Yost joined Champion Holdings in June 2013 as Chief Financial Officer and Executive Vice President. In October 2016 he was named President of CHB. Previously Mr. Yost served as Chief Financial Officer and Executive Vice President for Severstal North America. Mr. Yost received his B.S. in Finance and M.B.A. degrees from the University of Michigan.

Qualifications:

Mr. Yost’s significant experience in the manufactured housing industry as a senior executive of Champion Holdings U.S. operations, as well as his extensive corporate finance, M&A, and strategic planning experience make him highly qualified to serve as a director for our Company.

BOARD COMPOSITION AND DIRECTOR INDEPENDENCE

Our business and affairs are managed under the direction of our Board. The Board strives to identify directors who represent a diverse range of viewpoints, backgrounds, skills, experience and expertise. Directors should possess the attributes necessary to be an effective member of the Board, including personal and professional integrity, high ethical values, sound business judgment, demonstrated business and professional skills, experience, and a commitment to the long-term interests of Skyline Champion and its shareholders. In evaluating candidates, the Nominating and Governance Committee also considers potential conflicts of interest, diversity, the extent to which a candidate would fill a present or anticipated need, and a candidate’s willingness and ability to devote adequate time to the activities of the Board. In any particular situation, the Nominating and Governance Committee may focus on individuals possessing a particular background, experience or qualifications that the Nominating and Governance Committee believes would be important to enhance the effectiveness of the Board. To retain flexibility, the Nominating and Governance Committee has not adopted minimum qualifications for director candidates. The Nominating and Governance Committee has engaged third party search firms to identify qualified candidates and will consider director candidates recommended by shareholders. See “Process for Selecting Nominees and Shareholder Nominations” and “Shareholder Proposal Information” below for further information.

The Company entered into an investor rights agreement (the “Investor Rights Agreement”) with Champion Holdings and certain funds, the last remaining one of which is affiliated with MAK Capital (“MAK”), a shareholder holding greater than 5% of the Company’s outstanding shares of voting common stock, which included certain agreements relating to the composition of the Board. Under the Investor Rights Agreement, the Company is obligated to use its reasonable best efforts to cause the Board to nominate for election: (i) the Chief Executive Officer of the Company; (ii) up to one affiliated director nominated by MAK (subject to certain ownership thresholds); and (iii) the number of independent directors necessary to satisfy the rules of the New York Stock Exchange (“NYSE”). MAK continues to meet the ownership threshold and has nominated Mr. Kaufman.

The Board acknowledges the value of diversity across a broad spectrum of ethnicity, gender, experience, skills, and several other factors. The Company’s Board continues to evolve as it strives to identify, nominate, and appoint the best possible candidates. Through its By-Laws, Corporate Governance Guidelines, and Nominating and Governance Committee Charter, the Board established diversity as an attribute in evaluating potential new directors. The By-Laws provide that, for all open and new seats on the Skyline Champion Board of Directors, the Nominating and Governance Committee will require that the initial list of candidates from which it will select new management-supported director

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	11

⬛ PROPOSAL ONE: ELECTION OF DIRECTORS

nominees include qualified diverse candidates, including but not limited to women and minority candidates. The Committee will direct any third-party consultant retained to assist in the selection to include such candidates in its initial list. Of the slate of eight independent director nominees, two are female, two are from an underrepresented racial/ethnic group, and four have served longer than five years. The Board’s approach is to seek diversity broadly, including in experience and skillsets, and focus on assisting the Company to achieve its strategic initiatives for all stakeholders. The Board annually evaluates the need for further board refreshment, with any search conducted in accordance with the Company’s By-Laws and objectives.

The Board has determined that Mses. Helgren and Kelley and Messrs. Anderson, Berman, Capel, Kaufman, Patel, and Robinette are “independent directors” as that term is defined in the NYSE Listed Company Manual and under the Securities and Exchange Commission (“SEC”) rules and regulations.

In making this determination, the Board considered the relationships that Mses. Helgren and Kelley and Messrs. Anderson, Berman, Capel, Kaufman, Patel, and Robinette have with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including ownership interests in the Company and arrangements between the Company and the director or his or her affiliates.

The Board and the Company believe that it is important to address concerns raised last year by some proxy and advisory firms with Mr. Anderson’s “independence.” Those concerns led to a significantly lower vote total for Mr. Anderson than in any prior year in which he was nominated for election.

From June 2015 through October 30, 2016, Mr. Anderson was President and Chief Executive Officer of Champion Holdings and Chief Executive Officer of Champion Home Builders, Inc. (“CHB”), then privately held. From November 1, 2016 to May 31, 2018, he served as Chief Executive Officer of both Champion Holdings and CHB, then still privately held. In connection with the merger of Champion Enterprises, LLC and Skyline Corporation as of June 1, 2018, he was named Chief Executive Officer of the resulting publicly traded entity, Skyline Champion Corporation, and was appointed to the Board of Directors.

As of June 1, 2019, Mr. Anderson retired as Chief Executive Officer of Skyline Champion. Mr. Anderson was overwhelmingly reelected to the Board in July 2019, 2020, 2021, and 2022, receiving the following vote tallies:

Annual Meeting	Percent of Votes Cast

2019	99.71%

2020	99.61%

2021	99.64%

2022	99.24%

From 2019 through June 2022, the Skyline Champion Board of Directors recognized that Mr. Anderson was not an “independent director” under the rules and regulations of the NYSE and SEC and thus did not appoint him to any of the Board’s three committees: Audit, Compensation or Nominating and Governance. After three years had lapsed since Mr. Anderson’s retirement as Chief Executive Officer of Skyline Champion, and following the July 2022 Annual Meeting of Shareholders, the Board evaluated Mr. Anderson’s independence and concluded that it was appropriate to appoint him to the Audit Committee for several reasons:

•

Mr. Anderson’s career in the manufactured home industry and expertise in the financial services industry providing financing for manufactured housing, most of which occurred prior to his affiliation with Champion Holdings and CHB.

•	The Board acknowledged that Mr. Anderson met the audit committee experience and independence requirements under the applicable rules and regulations adopted by the NYSE and SEC.

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PROPOSAL ONE: ELECTION OF DIRECTORS ⬛

•

The lead audit partner from Ernst & Young LLP (“EY”), Skyline Champion’s independent auditor, on the Skyline Champion account during Mr. Anderson’s tenure as Chief Executive Officer of Skyline Champion and its predecessor was no longer the lead audit partner for EY on the Skyline Champion account at the time Mr. Anderson was appointed to the Audit Committee in 2022.

•

The Board also acknowledged that the three other members of Audit Committee met the audit committee experience and independence requirements under applicable rules and regulations adopted by the NYSE and SEC.

Following the 2022 Annual Meeting of Shareholders, Skyline Champion promptly filed with the NYSE the 303A Written Affirmation reporting that Mr. Anderson had been appointed to the Audit Committee. And Skyline Champion also updated its investor website noting the composition of each of its three Board committees, noting that Mr. Anderson was now serving on the Audit Committee. Skyline Champion did not receive any comments or inquiries from shareholders or other institutional advisory firms.

In June 2023, Skyline Champion filed its 2023 Proxy Statement. At that time, Mr. Anderson had been over four years removed from serving as Chief Executive Officer and all of the reasons upon which the Board relied in appointing him to the Audit Committee in July 2022, noted above, remained true. Skyline Champion noted in the Proxy Statement that “[t]he Board has determined that each of Ms. Helgren, and Messrs. Anderson and Berman (and former Director Bernlohr) meet the definition of ‘independent director’ under the rules of the NYSE and under Rule 10A-3 under the Exchange Act., and that each is an ‘audit committee financial expert’ within the meaning of the SEC’s regulations and applicable listing standards of the NYSE.”

In response to the 2023 Proxy Statement, Glass Lewis recommended that votes be withheld from Mr. Anderson because it deemed him an “affiliate/insider.” No commentary other than those two words was provided. ISS also recommended that votes be withheld from Mr. Anderson as “a non-independent director serv[ing] on at least one key committee.” ISS added that “[t]he presence of non-independent directors on key committees may diminish the committees’ ability to oversee management objectively. Audit, compensation, and nominating committees should be fully independent to ensure effective monitoring of these critical functions.”

As a consequence of the recommendations of Glass Lewis and ISS, Mr. Anderson received only 49.95% of the votes cast last year, a significant drop from all prior elections and for no other reason than he had been appointed to the Audit Committee in July 2022. The Board of Directors disagreed with the summary conclusion of both proxy advisor service organizations that Mr. Anderson is not independent, at that time more than four years removed from his last service as an executive officer. Neither Glass Lewis nor ISS cited any particularized concern with Mr. Anderson’s qualifications and neither addressed the Board’s findings that Mr. Anderson qualified as independent.

The NYSE and SEC grant boards discretion to evaluate the independence of a director following a three-year separation from executive service and that is precisely the evaluation that the Skyline Champion Board of Directors completed in July 2022. Following the 2023 Annual Meeting of Shareholders, and the shareholder vote cited above, the Board of Directors reaffirmed its view, consistent with the rules and regulations of the NYSE and SEC, that Mr. Anderson is independent.

Neither we nor any of our subsidiaries are party to any material proceedings to which any of our directors, officers, affiliates, 5% or more shareholders, or any of their respective associates are a party. We do not believe that any of our directors, officers, affiliates, 5% or more shareholders, or any of their respective associates are adverse to us or any of our subsidiaries or have a material interest that is adverse to us or any of our subsidiaries.

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⬛ PROPOSAL ONE: ELECTION OF DIRECTORS

MEETINGS AND COMMITTEES

The Board has three standing committees: Audit, Compensation, and Nominating and Governance. Each committee is composed solely of independent directors as that term is defined in applicable rules of the SEC and the NYSE, and all members of the Compensation Committee qualify as “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Each committee has a charter that describes the committee’s responsibilities. These charters are available under the “Corporate Governance” link on our website at www.skylinechampion.com or upon written request to our Corporate Secretary at Skyline Champion Corporation, 755 West Big Beaver Road, Suite 1000, Troy, Michigan 48084.

During the fiscal year ended March 30, 2024, the Board held twelve (12) meetings. Each incumbent director during that year attended each of the Board Meetings except Ms. Helgren and Mr. Patel were each excused from attending one, but different Board Meetings, and each incumbent director attended each of their respective Committee Meetings except Ms. Helgren was excused from attending one Audit Committee Meeting. During this same period, six (6) executive sessions of the Board were held, each with and without Mr. Yost present. Members of the Board are expected to attend and be present at the annual meeting of shareholders, and all then incumbent directors attended the 2023 annual meeting of shareholders except Mr. Anderson was excused from attending.

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PROPOSAL ONE: ELECTION OF DIRECTORS ⬛

The table below lists the members and summarizes the responsibilities of the three committees during fiscal 2024. Committee membership for fiscal 2025 will be evaluated following the annual shareholders meeting.

Audit Committee

Current Members: Keith Anderson Michael Berman, Chair Erin Mulligan Helgren Tawn Kelley No. of Meetings during Fiscal 2024: 5

The Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee is responsible for assisting the Board in its oversight of: (i) the integrity of the consolidated financial statements of the Company; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence, (iv) the performance of the Company’s internal audit function (v) cybersecurity and data privacy; (vi) the Company’s internal controls over financial reporting; and (vii) environmental matters, including identifying risks, identifying a sustainability framework, establishing metrics, and measuring performance. It is also responsible for deciding whether to appoint, retain or terminate the Company’s independent auditors and pre-approving the audit, audit-related, tax, and other services, if any, to be provided by the independent auditors. The Audit Committee is also responsible for preparing the disclosures required by Item 407(d)(3)(i) of Regulation S-K and the reports required by the SEC rules to be included in the Company’s annual proxy statement. The Board recently restated and amended the Company’s By-Laws and assigned primary responsibility for review of environmental risks and opportunities to the Audit Committee.

The Board has determined that each of Mses. Helgren and Kelley and Messrs. Anderson and Berman meet the definition of “independent director” under the rules of the NYSE and under Rule 10A-3 under the Exchange Act, and that each is an “audit committee financial expert” within the meaning of the SEC’s regulations and applicable listing standards of the NYSE.

Compensation Committee

Current Members: Eddie Capel, Chair Erin Mulligan Helgren Michael Kaufman Nikul Patel No. of Meetings during Fiscal 2024: 4	The Compensation Committee assists the Board in fulfilling its responsibilities relating to the compensation of the Company’s officers, directors, and employees, including establishing a compensation philosophy, assessing the adequacy of the Company’s overall compensation programs, and administering the Company’s compensation, benefit and equity-based plans. It is responsible for reviewing the Company’s overall compensation strategy and assessing whether such strategy provides the appropriate rewards and incentives for the Company’s management and employees, taking into account whether such rewards and incentives encourage undue or inappropriate risk taking by such personnel. The Compensation Committee is also responsible for: (i) reviewing and approving the corporate goals and objectives that may be relevant to the compensation of the Company’s Chief Executive Officer (“CEO”) and other executive officers; and (ii) evaluating the performance of the CEO and other executive officers in light of those goals and objectives; (iii) setting the compensation of the CEO and other executive officers based on such evaluation; and (iv) oversight of social matters relating to employees and the communities in which the Company operates. It is also responsible for reviewing and making such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans that are subject to Board approval. The Board restated and amended the Company’s By-Laws in November 2022 and assigned primary responsibility for review of social risks and opportunities to the Compensation Committee.

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⬛ PROPOSAL ONE: ELECTION OF DIRECTORS

Nominating and Governance Committee

Current Members: Michael Berman Michael Kaufman, Chair Tawn Kelley Gary Robinette No. of Meetings during Fiscal 2024: 4	The Nominating and Governance Committee: (i) assists the Board in identifying individuals qualified to be directors, consistent with criteria approved by the Board; (ii) recommends director nominees to the Board for the next meeting of shareholders at which directors will be elected or to fill vacancies or newly created directorships; (iii) oversees the evaluation of the Board, its committees and management; and (iv) develops and implements sound corporate governance practices.

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CORPORATE GOVERNANCE OVERVIEW ⬛

Corporate Governance Overview

Skyline Champion is committed to good corporate governance.

We strive to maintain strong corporate governance practices that protect and enhance accountability for the benefit of Skyline Champion and all of its shareholders. We regularly review and continually refine our governance practices and policies to align with evolving practices and issues raised by our shareholders.

Our Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duties to shareholders. The Board has adopted Corporate Governance Guidelines and relies on the guidelines to provide that framework. The guidelines are not absolute rules and can be modified to reflect changes in Skyline Champion’s organization or business environment. The Board reviews the Corporate Governance Guidelines on an annual basis and, if necessary, modifies the guidelines to reflect current good governance practices and policies.

Skyline Champion’s Corporate Governance Guidelines, the charters of the committees of our Board and our Code of Business Conduct described below may be found in the Governance Documents section under the Governance tab on our website at www.skylinechampion.com or in print upon the submission of a request under the Contact Investor Relations section under the Resources tab on our website. The Company revised and restated its By-Laws in November 2022, which are posted in the Governance Documents section under the Governance tab on our website at www.skylinechampion.com.

We believe part of effective corporate governance includes active engagement with our shareholders. We value the views of our shareholders and other stakeholders, and we communicate with them regularly and solicit input on a number of topics, such as business strategy, capital allocation, corporate governance, and executive compensation.

This section describes key corporate governance facts about our Company and practices that we have adopted.

ROLE OF OUR BOARD

The Board monitors our overall corporate performance, the integrity of our financial controls, risk management and legal compliance procedures. It appoints senior management and oversees succession planning and senior management’s performance and compensation. The Board also oversees our short- and long-term strategic and business planning, and reviews with management its business plan, financing plans, budget, and other key financial and business objectives. The Board assigned primary responsibility for review of environmental, social, and corporate compliance risks and opportunities (commonly referred to as Environmental, Social and Governance (“ESG”)) to the Audit Committee, the Compensation Committee, and the Nomination and Governance Committee, respectively, but retained responsibility for the integration and oversight of ESG policies and practices across the Company.

Members of the Board stay informed about our business through discussions with our Chief Executive Officer and other members of our senior management team, by reviewing materials provided to them by management on a regular basis and in preparation for Board and committee meetings, and by participating in meetings of the Board and its committees. Senior management regularly reviews key portions of our business with the Board. These practices afford Board members the opportunity to actively participate in risk management assessment and raise questions and engage in discussions with management regarding areas of potential risk.

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⬛ CORPORATE GOVERNANCE OVERVIEW

Skyline Champion’s governance processes address matters relating to Board operations that are fundamental to shareholder interests. The independent directors meet regularly without management present to evaluate Skyline Champion’s results, plans, and challenges, as well as management’s performance and the strength and development of Skyline Champion’s NEOs.

The Board is actively engaged in overseeing and reviewing Skyline Champion’s strategic direction and objectives, taking into account (among other considerations) Skyline Champion’s risk profile and exposures. The Board conducts an annual in-depth review of the business, which includes consideration of strategic, operational, competitive, financial, compliance, and other risk exposures. Skyline Champion currently separates the Board Chair and CEO functions, with each position held by a different individual. The Board considers the current constituency of management in evaluating whether a combined role is efficient and effective. At the present time, it is the assessment of the Board that separating these positions allows the CEO to focus on the Company’s business, while the Board Chair can focus on corporate governance matters.

Although the Board as a whole has responsibility for risk oversight, addressing risk-related issues as appropriate, three standing committees also oversee Skyline Champion’s risk profile and exposures relating to matters within the scope of each committee’s authority, and each report to the Board about its deliberations. These committees are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The Audit Committee considers audit, accounting, and compliance risk, as well as related matters, and it receives reports from its outside auditors, internal audit staff, and the Chief Financial Officer, among others. The Audit Committee is also responsible for the review of Skyline Champion’s major risk exposures (whether financial, operational, or otherwise), including environmental risk, and the steps management has taken to monitor and control such exposures, and for evaluating management’s process to assess and manage Skyline Champion’s enterprise risk issues. The Board in November 2022 assigned the Compensation Committee broader responsibility for oversight of human capital and social risks, and to continue to evaluate the level of risk implied by Skyline Champion’s compensation programs, including incentive compensation programs in which the CEO and other employees participate. The Nominating and Governance Committee monitors potential risks to the effectiveness of the Board, notably director succession and the composition of the Board, taking into account current best governance practices, and the principal policies that guide Skyline Champion’s governance. Each of these committees operates under a written charter to promote clarity in its responsibilities and accountability among its members. These committees work in a coordinated way to address recurring matters and respond to unanticipated events.

CORPORATE GOVERNANCE GUIDELINES

The Board is guided by our Corporate Governance Guidelines. We believe our Corporate Governance Guidelines demonstrate our continuing commitment to good corporate governance. The Board reviews our Corporate Governance Guidelines at least annually and occasionally more frequently, as needed. Our Corporate Governance Guidelines are posted in the Governance Documents section under the Governance tab on our website at www.skylinechampion.com.

We have made several corporate governance enhancements over the last two years:

(1)

Approved Amended and Restated By-Laws, as of November 10, 2022, to align the By-Laws with the SEC’s new requirements regarding universal proxies pursuant to Rule 14a-19, promulgated under the Exchange Act.

(2)

Approved a revised Compensation Recoupment Policy to bring the existing policy in line with the final clawback rules published by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

(3)	Approved a revised Insider Trading Policy to bring the existing policy in line with changes adopted by the SEC relating to Rule 10b5-1 plans and related matters.

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CORPORATE GOVERNANCE OVERVIEW ⬛

Code of Business Conduct

Skyline Champion’s Code of Business Conduct (“Code of Conduct”) applies to all members of the Board and all employees of Skyline Champion’s subsidiaries and affiliated entities, including our Chief Executive Officer and senior management. The Code of Conduct outlines the principles and policies governing our Company. The standards in this Code of Conduct should be viewed as the minimum standards that the Company expects from its employees, officers, and directors, but the Code of Conduct does not supersede the Company’s specific policies and procedures. Our Code of Conduct is posted in the Governance Documents section under the Governance tab on our website at www.skylinechampion.com. All Company directors and management employees annually certify compliance with the Code.

Process for Selecting Nominees and Shareholder Nominations

Nominations of persons for election to the Board of Skyline Champion may be made in advance of any annual meeting of shareholders by or at the direction of the Board or by a proposing shareholder entitled to vote for the election of directors at the meeting (the “Nominating Shareholder”). Such shareholder nominations must be made pursuant to timely notice given in writing to the Company’s Secretary. See “Shareholder Proposal Information” below. The Nominating Shareholder’s notice must set forth, as to each person whom the Nominating Shareholder proposes to nominate for election as a director certain information about the nominee and the Nominating Shareholder, as more fully set out in the Company’s By-Laws.

BOARD LEADERSHIP STRUCTURE

Skyline Champion has split the roles of CEO and Board Chair.

As non-executive chair of our Board, the Board Chair is responsible for presiding over Board meetings, executive sessions of the independent directors, and meetings of shareholders, attending meetings of the Board’s committees as appropriate, and assisting management in representing Skyline Champion to external groups as needed and as determined by the Board. The Board elects its chair annually following the annual meeting of shareholders.

Our CEO, Mr. Yost, oversees the day-to-day affairs of Skyline Champion and directs the formulation and implementation of our strategic plans. We believe that this leadership structure is currently the most appropriate for Skyline Champion because it allows our CEO to focus primarily on our business strategy and operations while leveraging the experience of our Board Chair to direct the business of the Board.

Our Board periodically reviews this structure and recognizes that, depending on the circumstances, a different leadership model might be appropriate. The Board has no fixed policy on whether the roles of Board Chair and CEO should be separate or combined, which maintains flexibility based on Skyline Champion’s needs and the Board’s assessment of the Company’s leadership. Our corporate governance guidelines do provide that the Board appoint a lead independent director in the event the CEO is elected Board Chair or the Board Chair otherwise does not qualify as independent.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2024, the Compensation Committee was comprised of Ms. Helgren and Messrs. Capel, Kaufman and Patel. Mr. Kaufman is affiliated with MAK, the sole remaining Principal Shareholder (as defined below). For additional information regarding transactions between the Principal Shareholder and the Company, see “Certain Relationships and Related Person Transactions” below.

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⬛ CORPORATE GOVERNANCE OVERVIEW

BOARD’S ROLE IN STRATEGIC PLANNING

While the formulation and implementation of Skyline Champion’s strategic plan is primarily the responsibility of management, the Board plays an active role with respect to the Company’s strategy. This includes not only monitoring progress made in executing the strategic plan, but also regularly evaluating the strategy in light of evolving operating, economic, and other conditions. The Board carries out its role primarily through regular reviews of the Company’s strategic plan and discussions with management, which include both broad-based presentations and more in-depth analyses and discussions of specific areas of focus. In addition, regular Board meetings throughout the year include presentations and discussions with management on significant initiatives implementing the strategic plan; developments affecting an area of the Company’s business; and on trends, competition, and emerging challenges and opportunities. The Board also reviews the strategic plan, including actions taken and planned to implement the strategy, as part of its review and approval of the annual budget.

BOARD’S ROLE IN RISK OVERSIGHT

The Board’s oversight of risk management enhances the directors’ understanding of the risks associated with the Company’s strategic plan and its ability to provide guidance to and oversight of senior management in executing the Company’s strategy.

Our Board undertakes its responsibility to oversee risks to Skyline Champion through a risk governance framework designed to:

•	identify critical risks;

•	allocate responsibilities for overseeing those risks to the Board and its committees; and

•	evaluate the Company’s risk management processes.

The Board does not view risk in isolation. Rather, it considers risks in its business decisions in the ordinary course of the Board’s decisions and as part of the Company’s business strategy. This includes assessing potential cybersecurity risks and an ongoing review of the Company’s cybersecurity program.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Registration Rights Agreement

On June 1, 2018, the Company, Champion Holdings and certain funds, including but not limited to MAK (collectively the “Principal Shareholders”), and certain other parties, entered into a registration rights agreement providing for, among other things, customary demand registration rights, shelf registration rights, and “piggyback” registration rights in favor of the Principal Shareholders. Subsequently, the Company registered shares for its own account and for shares held by the Principal Shareholders and others. All Principal Shareholders other than MAK sold all their shares in the Company and, as a result, no longer have any material rights or obligations under the registration rights agreement. The Company did not sell any shares in connection with those registrations. MAK continues to hold registration rights in its favor, and its shares are registered for sale.

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CORPORATE GOVERNANCE OVERVIEW ⬛

Investor Rights Agreement

On June 1, 2018, the Company, certain principal shareholders, and Champion Holdings entered into the Investor Rights Agreement. MAK is the last of the Principal Shareholders to have rights under the Investor Rights Agreement, which provides for, among other things, certain information rights and certain agreements relating to the composition of the Board of Directors.

Related Persons Transactions Policies and Procedures

Any proposed arrangement that could give rise to a conflict of interest in which a director, officer or employee of the Company, any immediate member of their family, or any of their close associates is anticipated to receive a payment or other significant benefit, whether directly or indirectly, from the Company is to be reported to the Company’s legal or human resources department. Any such transaction involving an executive officer, director, or any of their respective immediate family members in which the amount involved exceeds $120,000 and in which any such persons will have (or may be reasonably expected to have) a direct or indirect material interest is to be reported to the Audit Committee for review and approval, except for employment relationships that have been approved by the Compensation Committee.

The Audit Committee will approve a related person transaction only if it determines that: (i) the transaction serves the best interests of Skyline Champion and its shareholders; and (ii) the transaction is on terms reasonably comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

SHAREHOLDER COMMUNICATION WITH DIRECTORS

Shareholders and other interested parties who have questions or concerns should contact our investor relations team. For questions and communications shareholders and other interested parties wish to address directly to the Board, the Board Chair, or independent directors, such parties should address such communications to the Board, Board Chair, independent directors or the particular committee or director, c/o Skyline Champion Corporation, 755 West Big Beaver Road, Suite 1000, Troy, Michigan 48084. All such communications should include a representation from the submitting shareholder setting forth the shareholder’s address and the number of shares of Skyline Champion common stock beneficially owned by the shareholder.

The Secretary is primarily responsible for monitoring communications from shareholders and will provide copies or summaries of such communications to the Board, the relevant committee, or the director to whom such communication is addressed, as the Secretary considers appropriate. Each shareholder communication will be forwarded if it relates to a substantive matter and includes suggestions or comments that the Secretary considers to be important for the directors, or director, to know. In general, shareholder communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than shareholder communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications. The Board will give appropriate attention to written communications on such issues and will respond as appropriate.

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⬛ CORPORATE GOVERNANCE OVERVIEW

EXECUTIVE OFFICERS

Set forth below is the biographical information concerning our executive officers. Each of the executive officers was appointed by the Board at the Board Meeting following the Annual Meeting of the Board held on July 27, 2023.

Name	Age	Position

Mark Yost	52	President and Chief Executive Officer

Laurie Hough	54	Executive Vice President, Chief Financial Officer and Treasurer

Tim Larson	50	Chief Growth Officer

Joseph Kimmell	65	Executive Vice President, Operations

Wade Lyall	52	Executive Vice President, Sales and Business Development

Robert Spence	67	Senior Vice President, General Counsel and Secretary

Timothy Burkhardt	52	Vice President and Controller

Mark Yost has served as President and Chief Executive Officer of Skyline Champion since June 1, 2019. Mr. Yost joined Champion Holdings in June 2013 as Chief Financial Officer and Executive Vice President. From November 2016 until his appointment as CEO he served as President of CHB. Previously Mr. Yost served as Chief Financial Officer and Executive Vice President for Severstal North America. Mr. Yost received his B.S. in finance and M.B.A. degrees from the University of Michigan.

Laurie Hough has served as Executive Vice President, Chief Financial Officer and Treasurer of Skyline Champion since June 1, 2018. Ms. Hough was, between October 2016 and June 1, 2018, the Executive Vice President and Chief Financial Officer of both Champion Holdings and CHB. Previously, Ms. Hough served as Vice President and Controller of Champion Holdings and CHB from July 2013 to October 2016, and Vice President of Accounting & Financial Reporting from October 2010 to July 2013. Prior to her time at Champion Holdings, Ms. Hough held various positions at Chrysler Group LLC and PwC. Ms. Hough is a licensed CPA and obtained her B.S. in Accounting from Oakland University.

Tim Larson was named Chief Growth Officer on May 3, 2021. He has significant experience transforming the customer and digital experience across a diverse portfolio of brands and industries. Prior to joining Skyline Champion, Mr. Larson acted in an advisory role for several businesses. Mr. Larson previously served as Chief Marketing Officer and Senior Vice President, Global Customer Excellence for Polaris Industries from August 2013 to January 2018. Prior to that he served as President and Chief Executive Officer of Jostens, Inc. from January 2008 to January 2013. Mr. Larson earned his B.A. in Strategic Communications from the University of Minnesota.

Joseph Kimmell was named Executive Vice President, Operations for Skyline Champion effective July 1, 2019. Mr. Kimmell re-joined CHB in July 2010 as Regional Vice President of the Northeast Region. Previously, Mr. Kimmell served as General Manager at various CHB facilities from 1997 until 2009, and as Regional Vice President, US Northeast Region of CHB from January 2011 to July 2019. Mr. Kimmell earned his B.S. in Economics from Indiana University.

Wade Lyall was named Executive Vice President, Sales and Business Development for Skyline Champion effective July 1, 2019. Mr. Lyall joined CHB in 2000 as a Sales Manager. Previously, Mr. Lyall served as a General Manager at two plants in Georgia from 2002 until 2005, Regional Vice President of Sales and Marketing from 2005 until 2012, Regional Vice President of the South Region from 2012 until 2015 and was named Vice President of Sales and Business Development in 2015. Mr. Lyall received his B.S. of Business Administration from East Carolina University.

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CORPORATE GOVERNANCE OVERVIEW ⬛

Robert Spence has served as Senior Vice President, General Counsel and Secretary of Skyline Champion since July 30, 2019. Previously, he served as Secretary, General Counsel and Vice President Administration of Neenah Enterprises, Inc. from May 2011 to May 2019 and General Counsel and Vice President of Business Development for SPX Corporation, Test and Measurement from September 2001 to April 2011. He received his B.B.A. from the University of Michigan and J.D. from Wayne State University. Mr. Spence formerly served as a Director of Neenah Enterprises, Inc.

Timothy Burkhardt has served as Vice President and Controller of Skyline Champion since June 1, 2018. Previously, Mr. Burkhardt served as the Vice President and Controller of Champion Holdings and CHB from October 2016 to June 2018 and Director of Financial Reporting of Champion Holdings from October 2012 to October 2016. Mr. Burkhardt is a licensed CPA and obtained his B.A. and M.B.A. in Accounting from Michigan State University.

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⬛ CORPORATE SUSTAINABILITY

Corporate Sustainability

We believe that our commitments to our stakeholders and Corporate Sustainability are critical to creating value for our customers, our shareholders, our employees, and the communities in which we live and work. This past year again reinforced the need to recognize and adapt to our ever-changing environment. As we continue to respond and adjust to external influences on our business, we remain steadfast in our dedication to our corporate culture, our company mission, and exceeding the expectations of our stakeholders.

We demonstrate our commitment to Corporate Sustainability through company-wide and plant-specific programs and through our everyday business practices when providing high-quality, affordable homes to U.S. and Canadian homebuyers. As part of this commitment, we partnered with the Antea Group to inform, develop, and formalize our Environmental, Social, and Governance (ESG) strategy. We are proud to have completed our first Sustainability Report, recently published on our website at www.skylinechampion.com. That Sustainability Report follows up on the materiality assessment completed in fiscal 2023, in which we engaged a broad range of internal and external stakeholders to identify which ESG topics are deemed most important to Skyline Champion’s success. Results from the materiality assessment were used to develop the Sustainability Report as well as future action items. To help us better understand our environmental impact, we also completed our baseline greenhouse gas (“GHG”) emissions inventory to quantify our Scope 1 and 2 emissions and improve our understanding and management of emissions-related impacts. We are pleased that we are able to share our Sustainability Report with our employees, investors, and the communities in which we operate, and we look forward to sharing our future progress.

ENVIRONMENTAL STEWARDSHIP

Skyline Champion continues to identify opportunities to minimize resource consumption and mitigate our environmental impact across our operations by reducing raw material waste, designing and constructing energy efficient homes, conserving our natural resources through recycling programs, and reducing our carbon footprint by producing our homes in factories close to where our customers and employees live. Many of our U.S. manufacturing facilities are certified to produce Energy Star® energy efficient rated homes through a special EPA program for manufactured housing. Environmental sustainability is at the forefront of what we do every day.

We construct manufactured homes in controlled environments. Our efficient construction process results in less energy usage and material waste when compared to traditional on-site manufacturing. In many of our plants, we have transitioned to LED lighting, and we recycle insulation material, lumber, metals, paper and many other products. Over the course of executing our expansion plans, we have repurposed older buildings, both revitalizing the local community and preserving vacant land. Such practices reduce the need for new building materials and extensive deployment of construction equipment, thus reducing our GHG emissions.

We partner with The Arbor Day Foundation to participate in reforestation projects, as many forestry products are central to the construction of our homes. Through this partnership, we are proud to have planted more than one million trees and restored nearly 2000 acres through 30 strategic reforestation projects since 2021 and have pledged to plant one tree for every tree used in the construction of our homes in future years. Reforestation contributes to the environment by replenishing forests, reducing greenhouse gases, and protecting watersheds. These large-scale tree planting efforts are designed to reach areas where Champion Homes are built and delivered, including in communities impacted by fires and hurricanes.

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CORPORATE SUSTAINABILITY ⬛

SOCIAL RESPONSIBILITY

As a nationwide provider of affordable housing, we acknowledge our social responsibility not only to the buyers of our homes, our retail and community customers and our employees, but also to the communities in which they live and work. At many of our manufacturing facilities, team members volunteer throughout the community, sharing time and resources that support and strengthen the communities in which we live and work. We participate in local programs and support several initiatives including food, coat and blood drives, holiday programs for those with special needs, Habitat for Humanity projects, and other local charities as well as work-study programs with local community colleges and high schools. We also provide housing for disaster support relief to the U.S. Department of Federal Emergency Management Agency (“FEMA”) and State agencies that provide similar disaster support relief.

We manage our business in accordance with Skyline Champion’s Core Operating Principles:

1	2	3	4	5	6	7

Build & develop exceptional teams	Create a safe work environment	Build strong relationships	Take pride in our craftsmanship	Act with integrity & respect	Be open & honest	Run the business like it is your own

We appreciate each member of the Skyline Champion team and the unique skills and diversity of thought that each employee contributes to the overall success of the Company. We maintain an Affirmative Action Plan and strive for an inclusive work environment, rewarding individual contributions that foster innovative ideas for improving our work product and workplace. We do not tolerate discrimination or harassment of any kind including, but not limited to, discrimination or harassment on the basis of gender identity, race, religion, age, disabilities or sexual identity. We are committed to the development of our employees. The Company follows standard onboarding and training protocols for our direct labor team members and offers management and Occupational Safety and Health Administration (“OSHA”) training for our supervisors. We are committed to improving employee engagement and reducing turnover through these onboarding, training and mentoring activities. Depending on availability, our plants participate in local outreach programs and hire disadvantaged members of the local community.

In furtherance of our commitments to our employees and communities, the Company has adopted an internal Anti-Human Trafficking Policy applicable to all of our operations and further engaged a third-party vendor to audit our supply chain and identify any potential risk of human trafficking occurring in our supply chain on an annual basis. A copy of our Anti-Human Trafficking Policy is available within the Governance section of our website at www.skylinechampion.com.

We have built a diverse team with a wide range of experiences. As of March 30, 2024, we employed 8,600 full and part time employees. Our human capital resource objectives include identifying, recruiting, training, retaining and incentivizing our employees. We are proud of the strong relationship we maintain with our employees and seek to support them through a competitive compensation package and comprehensive suite of benefits. As of March 30, 2024, our manufacturing facilities in Canada employed approximately 700 workers and most of the workers belong to trade associations that operate under collective bargaining agreements. There are five collective bargaining agreements (one for each Canadian manufacturing facility), each with a separate expiration date. One of the agreements is under renegotiation with the respective union, and the other agreements are set to expire at various dates through November 2026.

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⬛ CORPORATE SUSTAINABILITY

U.S. WORKFORCE DEMOGRAPHICS (1)

(1)	As of March 30, 2024

HEALTH AND SAFETY

We take the health and safety of our employees seriously and expect each employee to follow our safety standards and protocols. Each of our locations performs regular safety audits to ensure that proper safety policies are in place and appropriate safety training is provided. In addition to training and development, we measure and report monthly safety metrics and regularly review our safety performance with our Board.

We measure our safety performance based on how many OSHA Recordable incidents and Lost Time Accidents occur in any given fiscal year as compared to the prior year and the industry as a whole. Our OSHA Incident Rate has generally been declining, from 8.8 in fiscal 2020 to 6.8 in fiscal 2024. Lost Time Accidents have also declined over that same period, from 1.6 to 1.3. Below is a measure of our safety performance under those two metrics.

(1)	OSHA Recordables for Fiscal 2021 are reported including on-the-job incidents related to Covid-19. Excluding Covid-19 related incidents, the amount for fiscal 2021 would have been 8.7.

(2)	Lost Time Accidents for fiscal 2021 are reported including on-the-job incidents related to Covid-19. Excluding Covid-19 related incidents, the amount for fiscal 2021 would have been 1.7.

26

CORPORATE SUSTAINABILITY ⬛

Industry statistics are reported on a lag. The most recently available information for the Manufactured Home Manufacturing industry is for calendar 2022. At that time, OSHA Recordables for the industry were 7.7 and Lost Time Accidents were 1.9.

CORPORATE GOVERNANCE

We remain committed to conducting our business with integrity and in compliance with all applicable laws in the cities, states and countries in which we operate. Our Code of Business Conduct assists employees in this regard. We encourage employees to report concerns through a variety of channels, including a compliance and ethics hotline which enables anonymous reporting of employee concerns. All reports are investigated and resolved, as appropriate. We also maintain an anti-retaliation policy such that any employee who reports a concern in good faith is protected from harassment, retaliation or any adverse employment consequence. In fiscal 2022, the Company introduced a Preventing Discrimination and Harassment course which is refreshed annually, and completion of the course is mandatory for all employees annually. This course outlines the behaviors expected of each Company employee to create and maintain a workplace free of discrimination, harassment, and bullying.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	27

⬛ PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal Two: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Audit Committee has selected EY as the independent registered public accounting firm of the Company for the year ending March 29, 2025. The Board of Directors has directed that the selection of the independent registered public accounting firm be submitted for ratification by the shareholders at the 2024 Annual Meeting. If a quorum is present, the proposal to ratify the appointment of EY as independent registered public accounting firm will require approval by a majority of the votes cast in person or by proxy at the 2024 Annual Meeting. Shareholder ratification of the appointment is not required by law or otherwise. The Board is submitting this proposal to our shareholders for ratification because it believes it to be a good corporate practice.

If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain EY, but may still retain the firm. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change would be in the best interests of Skyline Champion and our shareholders. Representatives of EY are expected to attend the 2024 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

The Board of Directors deems proposal two to be in the best interests of Skyline Champion and our shareholders and recommends a vote “for” approval thereof.

28

AUDIT COMMITTEE REPORT ⬛

Audit Committee Report

The Audit Committee reports to and acts on behalf of Skyline Champion’s Board of Directors by providing oversight of the integrity of the Company’s financial statements and internal controls, the Company’s independent and internal auditors, and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written charter adopted by the Board, which is reviewed annually and is available under the “Governance” tab at www.skylinechampion.com. The members of the Audit Committee satisfy the independence and financial literacy requirements of the NYSE and the SEC.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the establishment of effective internal controls over financial reporting. EY, the Company’s independent registered public accounting firm, is responsible for auditing those financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of Skyline Champion’s audited financial statements with generally accepted accounting principles and on the effectiveness of Skyline Champion’s internal controls over financial reporting. In this context, the Audit Committee met five (5) times in fiscal 2024 with management, EY and the Company’s internal auditors, to discuss, among other things, the audited financial statements of the Company and the matters required to be discussed by the applicable requirements of PCAOB and the SEC.

Management represented to the Audit Committee that the Company’s fiscal 2024 consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the fiscal 2024 consolidated financial statements with management and EY.

The Audit Committee has discussed with EY the matters required to be discussed by applicable auditing standards, including significant accounting policies and the quality, not just the acceptability, of the accounting principles utilized. The Audit Committee has also received from EY the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee has discussed with EY the firm’s independence. The Audit Committee concluded that EY is independent from the Company and management.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2024, for filing with the SEC.

The Audit Committee

  Keith Anderson

  Michael Berman, Chair

  Erin Mulligan Helgren

  Tawn Kelley

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⬛ AUDITOR FEES AND PRE-APPROVAL POLICY

Auditor Fees and Pre-Approval Policy

AUDITOR FEES AND SERVICES

The following table sets forth the aggregate fees billed to Skyline Champion by EY for professional services rendered for fiscal years 2024 and 2023:

Type of Fee	Fiscal 2024	Fiscal 2023

Audit Fees (1)	$2,435,405	$1,660,000

Audit-Related Fees (2)	500,000	—

Tax Fees (3)	230,913	68,615

All Other Fees (4)	—	—

Total Fees	$3,166,318	$1,728,615

(1)

Includes fees associated with the annual audit of Skyline Champion’s consolidated financial statements and the audit of Skyline Champion’s internal controls over financial reporting. It also includes fees associated with quarterly reviews of Skyline Champion’s unaudited consolidated financial statements. Audit fees for fiscal 2024 were higher than fiscal 2023, primarily as a result of additional work required to audit the acquisition and operations of Regional Homes.

(2)	Includes fees associated with the performance of due diligence procedures related to the acquisition of Regional Homes in fiscal 2024.

(3)	This category includes fees associated with tax compliance, consultation and planning services.

(4)	This category is not applicable.

PRE-APPROVAL OF AUDITOR FEES AND SERVICES

It is the Audit Committee’s policy that it must pre-approve all audit and permissible non-audit services to be performed by Skyline Champion’s independent auditors, the fees to be paid for those services and the time period over which those services are to be provided. On an annual basis, the independent auditors present a listing of all services they expect to perform for Skyline Champion in the ensuing one-year period, including fee estimates, in sufficient detail to enable the Audit Committee to perform an independent review of each proposed service. The Audit Committee reviews this list and approves appropriate services which, in the Audit Committee’s judgment, will not impair the auditor’s independence. With respect to any additional services proposed to be performed by the independent auditors during the year, management will evaluate the impact on the independent auditor’s independence and obtain Audit Committee approval for such service.

The Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining EY’s independence and has determined in their judgment that the provision of such services is compatible with maintaining EY’s independence.

Within the past two fiscal years, the accountant’s report provided by EY did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years, there were no disagreements between the Company and EY relating to any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure.

30

PROPOSAL THREE: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION ⬛

Proposal Three: Advisory Resolution to Approve Executive Compensation

We are asking you to approve an advisory resolution approving the compensation of our NEOs as disclosed in this proxy statement. This vote is commonly referred to as a “Say on Pay” vote and is required by Section 14A of the Exchange Act. Although this resolution is not binding, we value your opinion and our Compensation Committee will consider the outcome of this vote when making future decisions.

We believe our executive compensation program promotes the achievement of positive results for our shareholders, aligns pay and performance, and allows us to attract and retain the talented executives that drive our long-term financial success. The “Compensation Discussion and Analysis” section of this proxy statement beginning on page 34 describes in more detail how our executive compensation program operates and how it is designed to achieve our compensation objectives. The “Summary Compensation Table” and other compensation tables and narratives are found on pages 48 through 59.

We have adopted a policy providing for an annual “Say on Pay” vote. Accordingly, we anticipate that the next advisory vote on the compensation of our NEOs will occur in 2025.

Our Board recommends that, on an advisory basis, shareholders vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The Board of Directors recommends a vote “for” approval of proposal three on an advisory basis.

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⬛ PROPOSAL FOUR: APPROVAL TO AMEND AND RESTATE THE COMPANY’S ARTICLES OF INCORPORATION

Proposal Four: Approval to Amend and Restate the Company’s Articles of Incorporation

The following is a summary of the proposed amendments to the current Amended and Restated Articles of Incorporation of Skyline Champion Corporation to be voted upon by Skyline’s shareholders at the Annual Meeting. The following summary is qualified in its entirety by reference to the full text of the proposed Amended and Restated Articles of Incorporation attached as Appendix A to this proxy statement. Appendix A notes the portions of the current Amended and Restated Articles of Incorporation that will be deleted or changed and provisions that will be added if this Proposal Four is approved and the Amended and Restated Articles of Incorporation become effective. A clean version of the Second Amended and Restated Articles of Incorporation is also included in Exhibit A.

Since the combination of Skyline Corporation and Champion Enterprises, LLC in June 2018, the Company has been known as Skyline Champion Corporation. The Company conducts most of its business under its primary subsidiary Champion Home Builders, Inc. As the Company expands its direct-to-consumer marketing and digital presence, having a consistent and unified brand approach is essential. The Company has a diverse portfolio of over 20 brands that serves its range of customers and geographies. Following a quantitative study, Champion Homes was recently elevated as the flagship umbrella brand, including its leading visited website championhomes.com. The flagship brand approach optimizes brand investments by providing a central digital hub to match customers with the brand, homes, and retailers that best fit their needs. The Champion Homes brand reflects the Company’s purpose to champion customers’ home experience every step of the way, and to champion the communities it serves, including the investor community. In support of the unified approach and to align the Company name with the commercial name, the Board has approved, and is recommending that the shareholders approve, an amendment and restatement of our Amended and Restated Articles of Incorporation to change the Company’s name from “Skyline Champion Corporation” to “Champion Homes, Inc.” and to make certain other non-substantive, ministerial changes.

PROPOSED AMENDMENT

The Board has adopted resolutions setting forth the proposed amendment to Article I of the Company’s articles of incorporation, as amended, in the form of an amendment and restatement of the articles of incorporation, and recommends that the shareholders approve (and vote “FOR”) such amendment. The resolutions also provide that the amendment be submitted to the shareholders entitled to vote thereon for consideration at the Annual Meeting of the Shareholders in accordance with the Indiana Business Corporation Law. The following is the text of the proposed amendment to Article I of the Company’s restated certificate of incorporation, as amended:

“The name of the Corporation is Champion Homes, Inc.”

The Board believes that it is in the Company’s and our shareholders’ best interests to change the Company’s name to “Champion Homes, Inc.” The Board believes that the name “Champion Homes, Inc.” more accurately reflects and better communicates the Company’s operations and focus on design, production and sale of manufactured housing.

32

PROPOSAL FOUR: APPROVAL TO AMEND AND RESTATE THE COMPANY’S ARTICLES OF INCORPORATION ⬛

EFFECTS OF THE AMENDMENT

Our common stock is currently listed for trading on the NYSE under the symbol “SKY.” If the amendment is approved and the name change becomes effective, our common stock will continue to be listed on the NYSE under the symbol “SKY”. If the name change amendment becomes effective, the rights of shareholders will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for shareholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change. Any new stock certificates that are issued after the name change becomes effective will bear the name “Champion Homes, Inc.”

If the name change amendment is not approved by the shareholders, then the proposed amendment and restatement of Article I of the Company’s articles of incorporation, as amended, will not be made and the Company’s name will remain unchanged.

If approved, the amendment and restatement of the Company’s articles of incorporation will become effective upon the filing of the Second Amended and Restated Articles of Incorporation with the Indiana Secretary of State. Upon approval of this proposal and the filing of the Restatement of Articles of Incorporation with the Indiana Secretary of State, the Board will amend the Company’s By-Laws to replace any references to “Skyline Champion Corporation” with “Champion Homes, Inc.”

The Board of Directors recommends a vote “for” approval of proposal four to amend the company’s articles of incorporation to reflect the name change to “Champion Homes, Inc.”

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⬛ COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

OVERVIEW

The Compensation Committee oversees an executive compensation program that is intended to align the interests of our executive officers with those of our shareholders, link compensation paid with performance achieved, and attract, retain and motivate our key executives. This section describes that program and the compensation earned in fiscal 2024 by our “NEOs”, who are listed in the table below.

Our NEOs for fiscal 2024 are:

Name	Title

Mark Yost	President and Chief Executive Officer

Laurie Hough	Executive Vice President, Chief Financial Officer and Treasurer

Tim Larson	Chief Growth Officer

Joseph Kimmell	Executive Vice President, Operations

Wade Lyall	Executive Vice President, Sales and Business Development

34

COMPENSATION DISCUSSION AND ANALYSIS ⬛

HOW WE MAKE COMPENSATION DECISIONS

The Compensation Committee oversees our executive compensation program and determines all executive officer compensation.

Compensation Philosophy and Objectives

We have a pay-for-performance philosophy. The Compensation Committee believes that the best way to implement this philosophy is by tying a significant portion of our executives’ total direct compensation to the attainment of both annual financial goals and multi-year stock price appreciation, including measuring performance against peers.

The Compensation Committee has established the following objectives for our executive compensation program:

•	Align the interests of executive officers with the financial interests of our shareholders.

•	Encourage the achievement of our key strategic, operational and financial goals.

•

Link incentive compensation to Company and stock price performance, which the Compensation Committee believes promotes a unified vision for senior management and creates common motivation among our executives.

•	Attract, retain, motivate, and reward talented executives to drive our long-term success.

•	Provide the Compensation Committee the flexibility to respond to the continually changing environment in which we operate.

The key elements of our executive compensation program are base salaries, annual cash incentive bonuses and long-term equity incentive awards. The Compensation Committee generally reviews our executive compensation program and plans annually and, following this review, makes determinations regarding base salaries, annual incentive bonus targets and long-term equity award targets. The Compensation Committee makes decisions regarding each element of pay to further the objectives described above. The specific ways in which each element of compensation supports these objectives are described beginning on page 36.

The Compensation Committee most recently reviewed executive compensation in March 2024, and adjusted base salaries and the annual short term incentive opportunity in recognition of the individual executive’s performance, the Company’s performance, and the executive compensation of peer companies. The base salary adjustments were effective as of the beginning of fiscal 2025.

The Compensation Committee recognizes the impact that an adjustment to one element of compensation may have on other elements. For example, an increase in an officer’s base salary will result in a larger target annual bonus value because target bonus dollars are the product of base salaries and target bonus percentages. Thus, the Compensation Committee considers the individual elements, their relationships and each executive officer’s total compensation when making compensation decisions.

The Compensation Committee considers the value of stock-based compensation as an element of our executive compensation program at the time of grant of an equity award, not at the time of exercise or vesting.

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⬛ COMPENSATION DISCUSSION AND ANALYSIS

Compensation Consultant

The Compensation Committee engages a compensation consultant for access to independent compensation data, analysis and advice. The Compensation Committee retained Willis Towers Watson (“WTW”) this year to assist it in reviewing the Company’s peer group and in making decisions regarding the compensation of our executive officers. Under its charter, the Compensation Committee has the authority to hire, oversee and terminate compensation consultants, as well as to approve compensation consultant fees and any other terms of the engagement.

Compensation Committee members have direct access to the compensation consultant without going through management. WTW did not provide services to Skyline Champion other than those it provided to the Compensation Committee. The Compensation Committee assesses its compensation consultant’s independence annually. It assessed WTW’s independence in fiscal 2024 in accordance with the standards of the NYSE and any applicable rules and regulations of the SEC. The Compensation Committee concluded that no conflict of interest exists that would prevent WTW from independently advising the Compensation Committee.

The Compensation Committee’s compensation consultant attends the Compensation Committee’s meetings as requested and provides analysis and recommendations that inform the Compensation Committee’s decisions. WTW assisted the Compensation Committee in fiscal 2024 by analyzing and providing recommendations with regard to total direct compensation for the Company’s executive team.

WTW also assisted the Compensation Committee in setting appropriate performance criteria for the Company’s executive equity program and by providing general compensation advice.

Compensation Risk Assessment

During fiscal 2024, the Compensation Committee assessed the Company’s compensation policies and practices to evaluate whether they created risks that were reasonably likely to have a material adverse effect on Skyline Champion. Based on its assessment, the Compensation Committee concluded that Skyline Champion’s compensation policies and practices, in conjunction with its existing generally applicable processes and controls, did not motivate employees to take risks that were reasonably likely to have a material adverse effect on the Company.

Management’s Role

The Compensation Committee makes all executive compensation decisions exercising its own independent judgment. The CEO may assist the Compensation Committee by recommending base salary levels, annual incentive bonus objectives and targets, and individual long-term equity awards for executives other than himself. Management does not have any decision-making authority over executive compensation. Management does assist the Compensation Committee with the preparation of meeting agendas and prepares materials for those meetings as directed by the Compensation Committee.

Consideration of the Most Recent Advisory “Say-on-Pay” Vote

At the 2023 annual shareholders meeting, our shareholders approved our executive compensation program, with approximately 90.6% of the votes cast in favor of the program. This represented a significant majority of our shareholders and the Compensation Committee viewed this as positive support for our executive compensation program and did not undertake any significant changes as a result. The Compensation Committee continues to actively monitor shareholder feedback on, and support of, the Company’s compensation practices.

36

COMPENSATION DISCUSSION AND ANALYSIS ⬛

Peer Group

The Compensation Committee reviewed market compensation data provided by its independent consultant to determine whether the fiscal 2024 compensation opportunities of the NEOs were appropriate and competitive. The Company annually evaluates the peer group based on analysis by the independent consultant and the Compensation Committee’s independent judgment. In exercising its judgment, the Committee considers a wide range of comparative factors, including but not limited to business relevance, revenue, market capitalization, return on invested capital, operating margin and total shareholder return. During the fiscal 2024 review, the Committee decided to remove Dream Finders Homes, Inc., M.D.C. Holdings, Inc. and Meritage Homes Corporation and add American Woodwork Corporation, Donaldson Company, Inc., Griffon Corporation, La-Z-Boy Incorporated, Visteon Corporation, and WillScot Mobile Mini Holdings Corp. The Company believes the updated peers fall within a reasonable range (both above and below Skyline Champion) of comparative factors such as revenue, market capitalization, return on invested capital, operating margin and one- and three-year total shareholder return. These peers are considered to be within complementary industries — namely homebuilding, building products, and recreational vehicles.

Peer	Peer

American Woodmark Corporation	La-Z-Boy Incorporated

Beazer Homes USA, Inc.	LCI Industries

Cavco Industries, Inc.	LGI Homes, Inc.

Century Communities, Inc.	M/I Homes, Inc.

Donaldson Company, Inc.	Patrick Industries, Inc.

Green Brick Partners, Inc.	Tri Pointe Homes, Inc.

Griffon Corporation	Visteon Corporation

Hovnanian Enterprises, Inc.	WillScot Mobile Mini Holdings Corp.

Installed Building Products, Inc.	Winnebago Industries, Inc.

The Compensation Committee considers both peer group data and broader survey data in benchmarking compensation. The Compensation Committee believes that this mix of data provides the most comprehensive view of executive compensation levels and practices at companies against which we compete for talent, and it allows the Compensation Committee to ensure that Skyline Champion continues to provide appropriate and competitive compensation opportunities. This mix of data also allows the Compensation Committee to obtain broader market context with regard to certain positions that may not exist in a comparable form at every company in our peer group or that may not qualify as a NEO at every company in our peer group. In addition to the peer group and survey data that the Compensation Committee uses to assess the competitive marketplace, the Compensation Committee considers the Company’s performance as well as each executive’s individual performance and ability to assume increasing responsibilities within the Company, internal pay equity and succession planning.

The Compensation Committee generally uses base salary and incentive compensation for executives with similar roles and responsibilities at our peer companies as a reference in setting the base salaries, target annual incentive bonus opportunities and the long-term equity award grant date values for our NEOs, and evaluates individual executive performance and potential, as well as internal pay equity. Our annual and long-term incentive plans are designed to further reward our NEOs and other employees when the Company performs well both on an annual basis and over the longer term. In particular, if the Company delivers sustained increases in shareholder value, the long-term equity awards are targeted to provide an opportunity for total direct compensation beyond the median of the blended peer/survey data.

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⬛ COMPENSATION DISCUSSION AND ANALYSIS

WHAT WE PAY AND WHY: ELEMENTS OF COMPENSATION

The key elements of compensation for our NEOs are base salary, an annual incentive cash bonus and annual long-term equity awards. Together, these elements make up total direct compensation for fiscal 2024.

Base Salary	+	Annual Incentive Bonus	+	Long-Term Equity Awards	=	Total Direct Compensation

This section describes these elements and details the amounts earned by our NEOs in fiscal 2024.

Base Salary

We pay competitive base salaries to retain key executive officers and attract the new talent necessary for our long-term success. An executive officer’s base salary generally reflects the executive officer’s responsibilities, tenure and job performance, as well as the market for the role. The Compensation Committee generally reviews officer base salaries annually. When the Compensation Committee reviews base salaries, it considers the reports and advice provided by its independent compensation consultant, the peer group and survey data described above, and the recommendations of our CEO for executives other than himself.

Our Compensation Committee approved adjustments to the base salaries and annual incentive bonus targets for our NEOs in March 2024, effective with the first pay period in fiscal 2025. That adjustment is not reflected in the tables below, which reflect compensation in effect for fiscal 2024. Prior to that adjustment, we had last adjusted our NEOs’ base salaries in January 2023. The salary adjustments reflect changes to remain in line with the median salary of our peer Companies and performance as measured against our peer Companies. The table below details the base salaries in effect at the end of each fiscal year presented.

Name (1)	Fiscal 2024 Base Salary ($)	Fiscal 2023 Base Salary ($)

Mark Yost	750,000	750,000

Laurie Hough	500,000	500,000

Tim Larson	400,000	400,000

Joseph Kimmell	385,000	385,000

Wade Lyall	385,000	385,000

(1)

The Compensation Committee approved base salaries for our NEOs effective at the beginning of fiscal 2025. The Committee approved base salaries of $780,000 for Mr. Yost, $537,500 for Ms. Hough, $416,000 for Mr. Larson, and $410,000 for Messrs. Kimmell and Lyall.

Annual Incentive Bonus

We maintain an annual cash incentive bonus plan to drive the achievement of our short-term (annual) financial goals. The amount of the incentive bonus actually paid depends on our performance, which is measured at year end relative to the objective performance goals established by the Compensation Committee at the beginning of each fiscal year. Bonuses are not guaranteed.

The Compensation Committee establishes objective performance criteria and sets robust performance targets for our annual incentive plan to drive the achievement of Skyline Champion’s financial goals. The Compensation Committee determines all incentive bonuses in accordance with the Skyline Champion Corporation Annual Performance-Based Bonus Plan (“Bonus Plan”).

38

COMPENSATION DISCUSSION AND ANALYSIS ⬛

The Corporate Performance Achievement (“CPA”) factors and targets for fiscal 2024 were financially based, with Consolidated Earnings Per Share (“EPS”) constituting 50% and Consolidated Revenue constituting 50%. The NEO participants in the Bonus Plan can earn a multiplier of between 0% and 200% of the annual incentive target, depending on the level of achievement against the targets. Historically the Compensation Committee has adjusted the CPA factors and targets for each fiscal year.

The Bonus Plan grants the Compensation Committee discretion to adjust the amount of any bonus paid to a NEO based on individual performance. The Compensation Committee may also decide not to pay a bonus even when performance targets have been met. A full discussion of the annual incentive bonus performance metrics is included in the chart on page 40.

We calculate bonuses using the following formula:

Base Salary	x	Target Percentage of Base Salary	x	Performance Achievement	=	Annual Incentive Payment

Base salaries, which are the first component of this formula, are discussed above. Target Percentage of Base Salary is an individual’s incentive bonus target expressed as a percentage of base salary. The percentages for fiscal 2024 remained the same as for fiscal 2023. The annual incentive percentages and target amounts for our NEOs are set forth below for fiscal 2024. These percentages do not reflect the changes made in conjunction with the March 2024 compensation adjustments.

Name (1)	Fiscal 2024 Base Salary ($)	Annual Incentive Target (%)	Annual Incentive Target ($)

Mark Yost	750,000	133%	997,500

Laurie Hough	500,000	125%	625,000

Tim Larson	400,000	80%	320,000

Joseph Kimmell	385,000	140%	539,000

Wade Lyall	385,000	140%	539,000

(1)

In conjunction with the compensation adjustments approved for fiscal 2025, the Compensation Committee approved annual incentive target percents of 133% for Mr. Yost, 125% for Ms. Hough, 120% for Mr. Larson and 140% for Messrs. Kimmell and Lyall.

The following table reflects the annual incentive targets, performance achievement and bonus earned for each of our NEOs for fiscal 2024.

Name	Fiscal 2024 Base Salary ($)	Annual Incentive Target (%)	Annual Incentive Target ($)	Annual Incentive Maximum ($)	Performance Achievement (% of Payout)	Fiscal 2024 Annual Incentive Bonus ($)

Mark Yost	750,000	133%	997,500	1,995,000	0%	—

Laurie Hough	500,000	125%	625,000	1,250,000	0%	—

Tim Larson	400,000	80%	320,000	640,000	0%	—

Joseph Kimmell	385,000	140%	539,000	1,078,000	0%	—

Wade Lyall	385,000	140%	539,000	1,078,000	0%	—

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⬛ COMPENSATION DISCUSSION AND ANALYSIS

The following is a description of the process used to determine actual performance against targets and determine payouts for the annual incentive bonus.

Step One: Select Performance Measures	For fiscal 2024, the Compensation Committee decided that the NEOs would have two primary company-wide metrics upon which performance would be measured (collectively, the CPA factors). The following chart provides detail on the metrics established by the Compensation Committee for fiscal 2024.
	Performance Measure	Target Percentage
	Consolidated EPS	50%
	Consolidated Revenue	50%

Step Two: Select Performance Targets	Performance Target	Consolidated EPS	Consolidated Revenue ($ mil)
	Threshold	$3.43	$1,890
	Target	$3.81	$2,100
	Over-Perform	$4.19	$2,310
	Maximum	$4.57	$2,520

Step Three: Select Performance Achievement

The Compensation Committee then established the following performance payout scale for each Company Performance Achievement factor for fiscal 2024:

•  50% if the threshold target was achieved

•  100% if the target was achieved

•  150% if the over-perform target was achieved

•  200% if the maximum target was achieved

If the threshold performance target for a particular factor was not achieved, no incentive bonus would be paid with respect to that factor. The payout is determined using straight-line interpolation when actual achievement falls between two performance targets.

Step Four: Assess Performance Against Targets and Determine Payouts	For fiscal 2024, the Compensation Committee confirmed that the Company achieved $2.53 in Consolidated EPS and $2,025 million of Consolidated Revenue, which included the results of operations of Regional Homes subsequent to the October 2023 acquisition. The Compensation Committee declined to exercise its discretion to include the Regional Homes results for purposes of measuring performance against fiscal 2024 targets. Excluding the Regional Homes results, the Company did not achieve threshold in either CPA factor and therefore no bonus was approved to be paid to the NEOs for fiscal 2024 performance.

40

COMPENSATION DISCUSSION AND ANALYSIS ⬛

Long-Term Equity Awards

The Company adopted the 2018 Equity Incentive Plan (“Equity Incentive Plan”) to advance the interests of the Company by providing for the grant of stock and stock-based incentive awards to participants. All of the long-term equity grants in fiscal 2024 and 2023 were made pursuant to the Equity Incentive Plan.

We grant long-term equity awards to align the interests of our executives with those of our shareholders, by tying our executives’ long-term compensation directly to growth in the Company’s stock price and to the achievement of our strategic goals. We also believe that long-term equity awards are an important retention tool.

In fiscal 2024 we granted each of our NEOs two types of long-term equity awards:

1)	Performance stock units (“PSUs”)* – comprising 50% of the total long-term equity grant; and
2)	Restricted stock units (“RSUs”) – comprising 50% of the total long-term equity grant.

In determining the number of PSUs and RSUs to award, the Compensation Committee considered the NEO’s role at the Company, the NEO’s employment agreement, if applicable, benchmarking data, our recent financial performance, the performance of our common stock, the fair market value of the awards, the expense and the dilutive effect of any potential awards, succession planning, and the importance of retaining the officer’s services. The Compensation Committee also solicited the advice of its independent compensation consultant and the opinion of the Company’s CEO except with respect to the awards to the CEO. The CEO generally provides the Compensation Committee an initial recommendation for annual long-term equity awards for the other NEOs. The Compensation Committee reviews this recommendation and makes its own independent determination.

Performance Stock Units

PSUs, which were granted to the NEOs on March 29, 2024, cliff vest at the conclusion of a three-year performance period on the basis of the Company’s achievement of performance criteria defined in each PSU award agreement. Depending on the level of achievement, PSUs represent the right to receive between 0% and 200% of a targeted number of shares of our common stock. For PSUs granted in fiscal 2024, the Compensation Committee used measures for relative Total Shareholder Return (“rTSR”) and Single Family Home Completion Market Share (“SFHC Market Share”) as the PSU performance measures. The rTSR portion of the award represented 60% and the SFHC Market Share portion of the award represented 40%. For these grants, rTSR will be measured using the Company’s percentile ranking within the performance peer group included in Exhibits 10.17 and 10.18 to Skyline Champion’s Annual Report on Form 10-K for the fiscal year ended March 30, 2024. SFHC Market Share will be measured against the Company’s percentage of total single family housing completions, also as referenced in Exhibits 10.17 and 10.18.

The Compensation Committee considers PSUs to be a key component of our pay-for-performance philosophy because the PSUs directly tie the amount of equity that can be earned to Skyline Champion’s shareholder return, which directly aligns the interests of our executives and our shareholders. For this reason, the Compensation Committee believes rTSR to be an appropriate reflection of the Company’s performance. In addition, the multi-year performance period serves as a retention tool and ensures that our executives are appropriately focused on Skyline Champion’s long-term strategic and financial goals.

*

The value of these awards reflected in the table on page 43 and in the Summary Compensation Table on page 48 is the grant date fair value determined for accounting purposes using, in part, a Monte Carlo simulation model, which applies a valuation factor to the target award to estimate the probable outcome of the performance conditions and resulted in a higher grant date fair value than the target award.

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⬛ COMPENSATION DISCUSSION AND ANALYSIS

The formula governing the earnout of the PSUs is set forth below.

Total Shareholder Return	Percentile Rank		Payout %

Threshold	25	th.	50%

Target	55	th.	100%

Maximum	80	th.	200%

Single Family Home Completion Market Share	Percent		Payout %

Threshold	2.50%		50%

Target	2.75%		100%

Maximum	3.00%		200%

The actual payout percentage is determined using straight-line interpolation for performance that falls between the threshold and the target levels or between the target and the maximum levels. If the threshold performance goal is not achieved, the PSUs do not vest, and no shares will be earned. PSUs awarded in fiscal 2024 will vest, if at all, at the end of the three-year performance period concluding on March 29, 2027. The PSUs will also vest upon a change in control (as such term is defined in the PSU award agreement) at the greater of 100% or performance measured as of the close of the month prior to the effective date of the change in control, provided that the NEO is employed by or otherwise providing services to the Company on the date of such change in control.

In addition, if the NEO’s employment or other service relationship with the Company or any of the Company’s subsidiaries is terminated without “cause” (as defined in the Equity Incentive Plan or in certain NEO’s written employment agreements) or if the NEO resigns employment for “good reason” (as defined in the PSU award agreement), in either case prior to the vesting of the PSUs, then a specified percentage of the PSUs as described in the PSU award agreement shall remain outstanding and eligible to vest based on actual performance for one year following such termination of employment or service, but only if they otherwise would have vested. In the event there is no vesting event within one year of termination, the PSUs will be forfeited and cancelled for no consideration.

Each NEO’s PSU award agreement also incorporates provisions with respect to perpetual confidentiality, as well as non-competition and non-solicitation provisions that apply during employment and for 18 months following the NEO’s termination of employment for NEOs with employment agreements, and 12 months for NEOs without employment agreements. A breach by the NEO of such provisions, depending on when such breach occurred, could result in the NEO’s termination of employment for cause and the termination of the PSU award, or action taken under the Company’s Compensation Recoupment Policy.

Restricted Stock Units

The Company granted RSUs to each of the NEOs on March 29, 2024, that are subject to continued employment by or other service to the Company through each vesting date. The RSUs generally vest in equal installments on each of the first three anniversaries of the vesting commencement date. We believe the RSUs deliver a meaningful long-term incentive that balances risk and potential reward. These awards also serve as an effective retention tool to motivate our NEOs to remain with the Company and continue to drive performance. RSU awards are only earned if the individual continues to be employed by or otherwise provides service to the Company through the applicable vesting dates of the awards. Vesting and delivery of the shares underlying the RSUs will occur in equal one-third installments on the first three anniversaries of the vesting commencement date or earlier on the occurrence of a change in control (as such term is defined in the RSU award agreement).

42

COMPENSATION DISCUSSION AND ANALYSIS ⬛

In addition, if the NEO’s employment or other service relationship with the Company or any of the Company’s subsidiaries is terminated without “cause” (as defined in the Equity Incentive Plan or in certain NEO’s written employment agreements) or if the NEO resigns employment for “good reason” (as defined in the RSU award agreement), then the next one-third of RSUs that would have vested had such NEO remained employed or in service shall vest upon such termination of employment or service. Further, the unvested RSUs subject to the award shall vest and deliver upon the NEO’s termination of employment or service due to death or disability (“disability” being defined in the Equity Incentive Plan).

Each NEO’s RSU award agreements also incorporate provisions with respect to perpetual confidentiality, as well as non-competition and solicitation provisions that apply during employment and for 18 months following the NEO’s termination of employment for NEOs with employment agreements, and 12 months for NEOs without employment agreements. A breach by the NEO of such provisions, depending on when such breach occurred, could result in the NEO’s termination of employment for cause and the termination of the RSU award, or action taken under the Company’s Compensation Recoupment Policy.

Stock Options

Prior to fiscal 2022, the Company granted stock options to our NEOs. Such stock options represented the right to purchase one share of the Company’s common stock at the exercise price, or “strike” price. The stock options vest in equal annual installments on each of the first three anniversaries of the vesting commencement date. The stock options expire on the tenth anniversary of the grant date. Complete information on the terms of such prior option awards can be found in previously filed Proxy Statements. The Compensation Committee has not included stock options in the long-term incentive awards since fiscal 2021.

Fiscal 2024 Long-Term Equity Awards

In fiscal 2024, as described above and noted below, and as part of the Compensation Committee’s review of executive compensation, the Compensation Committee approved the grant of PSU and RSU awards to our NEOs as part of our annual long-term equity award process, to reflect the Company’s and individual NEO’s performance.

Name	Grant Date Fair Value of PSUs ($)	Grant Date Fair Value of RSUs ($)	Total Grant Date Fair Value ($)

Mark Yost	2,703,469	2,205,499	4,908,968

Laurie Hough	902,302	736,102	1,638,404

Tim Larson	721,821	588,864	1,310,685

Joseph Kimmell	651,067	531,142	1,182,209

Wade Lyall	651,067	531,142	1,182,209

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⬛ COMPENSATION DISCUSSION AND ANALYSIS

Compensation Mix

As our executives assume more responsibility, we generally increase the percentage of their compensation that is variable and performance based. We do not have a pre-established policy or target for allocation between specific compensation components. The following charts, however, show that the majority of target total direct compensation for our CEO and our other NEOs as a group is not fixed but rather is variable and will be earned or paid, as applicable, based on Company and/or individual performance and/or stock price. The following charts and tables reflect the target total direct compensation (base salary, target annual incentive bonus and long-term equity grants (in the case of PSUs, assuming target performance) set by the Compensation Committee.

CEO Annual Total Direct Compensation	Average NEO Annual Total Direct Compensation

The table below illustrates how the target annual total direct compensation set by the Compensation Committee for each of our NEOs was allocated between fixed and variable compensation for fiscal 2024, as well as the breakdown of variable compensation that was based on annual and long-term Company performance and/or stock price.

	Percentage of Annual Total Direct Compensation		Percentage of Annual Variable Compensation

Name	Fixed	Variable	Annual	Long-Term

Mark Yost	11%	89%	17%	83%

Laurie Hough	18%	82%	28%	72%

Tim Larson	20%	80%	20%	80%

Joseph Kimmell	18%	82%	31%	69%

Wade Lyall	18%	82%	31%	69%

44

COMPENSATION DISCUSSION AND ANALYSIS ⬛

ADDITIONAL INFORMATION

Employment Agreements

Ms. Hough and Messrs. Yost and Larson have employment agreements with the Company. The employment agreements of Ms. Hough and Messrs. Yost and Larson provide for a base salary, annual target and maximum bonus opportunities, grants under the Equity Incentive Plan, participation in the Company’s broad-based employee benefit plans, severance benefits in the event of certain types of termination of employment (as described in more detail under “Potential Payments Upon Termination or Change-in-Control”), and reimbursement of reasonable business-related expenses (subject to any limitations or restrictions imposed by our Board).

Severance Arrangements

The Champion Home Builders, Inc. Separation Allowance Plan (“Separation Plan”) applies broadly to eligible participants who have at least twelve (12) months service with the Company and allows for management discretion in determining, on a case-by-case basis, a separation allowance and a period of benefits continuance in the event the participant’s employment is involuntarily terminated by the Company. The Separation Plan generally provides for severance payments based on the recipient’s position and years of service with the Company and excludes from participation any executive officer or other person with an individual separation agreement or other written agreement that provides for post-termination benefits.

Benefit, Retirement and Deferred Compensation Plans

Our executive officers participate in the same employee benefit plans that are made available to the Company’s employees generally. These benefits are intended to be part of a competitive compensation package. In fiscal 2022, the Compensation Committee approved a limited healthcare benefit for the NEOs and other Section 16 Officers that provides the opportunity to participate in the Executive Wellness Program. For those executives who participated in the program, the cost of the program is included in the Summary Compensation Table for on page 48.

We do not provide a defined benefit pension plan for our NEOs or other employees. Our currently employed NEOs are eligible to participate in our 401(k) plan (the “401(k) Plan”) on the same terms as are generally provided to our full-time U.S. salaried employees. The Company provides matching contributions in respect of a portion of the participant’s elective deferrals under the 401(k) Plan. We do not provide any nonqualified deferred compensation plans for our NEOs.

Clawback

In November 2020, the Company adopted a Compensation Recoupment Policy (“Recoupment Policy”). In March 2023, the Company approved a revised Compensation Recoupment Policy to bring the existing policy in line with the final clawback rules published by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Recoupment Policy permits the Compensation Committee to review the Performance-Based Compensation of its executives, collectively, for a three-year period preceding the date on which any determination is made that a restatement of the Company’s financial statements is necessary. Performance-Based Compensation is defined to include bonus, equity awards and any other incentive compensation. The Compensation Committee will use reasonable efforts to recover any excess compensation paid (calculated as the difference between what should have been awarded under the restated financial statements and what was awarded). The Compensation Committee may determine not to seek to recover excess compensation if doing so is impracticable and satisfies one of three other conditions set out in the Recoupment Policy.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	45

⬛ COMPENSATION DISCUSSION AND ANALYSIS

Stock Ownership Guidelines

In November 2021, the Company implemented Stock Ownership Guidelines and Holding Requirements for Senior Management and Independent, Non-Employee Directors. The policy sets a minimum threshold of stock ownership to be achieved by each within three (3) years of the later of the Effective Date of the guidelines or first becoming an equity plan participant. The Guidelines prescribe the following holdings:

Position	Holding Requirement

CEO	3 times salary

CFO	1.5 times salary

Other Section 16 Officers	1 times salary

Non-employee Directors	3 times annual cash retainer

The Guidelines provide the Compensation Committee with discretion to take certain actions against an executive officer or independent non-employee director until the Guidelines are met by the participant. As of March 30, 2024, our CEO, CFO and all of our Section 16 Officers and Non-employee Directors were in compliance with the holding requirements set out in the guidelines.

During fiscal 2023, the Compensation Committee adjusted the prior guidelines and removed the inclusion of vested but unexercised stock options from the calculation of equity awards that qualify for the Holding Requirements.

Prohibition on Hedging and Pledging

The Company’s Insider Trading Policy prohibits all Skyline Champion associates who are subject to pre-clearance procedures from engaging in any hedging or pledging transactions involving Skyline Champion stock. This prohibition applies to both our executive officers and our non-employee directors.

Deductibility of Executive Compensation

We consider objectives such as attracting, retaining and motivating leaders when we design our executive compensation programs. We also consider the tax-deductibility of compensation, but it is not our sole consideration.

46

COMPENSATION COMMITTEE REPORT ⬛

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Skyline Champion Corporation Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Skyline Champion’s Annual Report on Form 10-K for the fiscal year ended March 30, 2024.

The Compensation Committee

Eddie Capel, Chair
Erin Mulligan Helgren
Michael Kaufman
Nikul Patel

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⬛ EXECUTIVE COMPENSATION TABLES

Executive Compensation Tables

SUMMARY COMPENSATION TABLE

The table below shows the compensation paid to or earned by our NEOs in fiscal 2024, 2023, and 2022.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)		Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation (6)	Total ($)

Mark Yost President and Chief Executive Officer	2024	750,000	—		4,908,968	—	—	—	13,530	5,672,498
	2023	719,231	—		5,822,066	—	1,525,178	—	11,171	8,077,646
	2022	676,154	—		3,660,296	—	1,420,000	—	9,292	5,765,742

Laurie Hough Executive Vice President, Chief Financial Officer and Treasurer	2024	500,000	—		1,638,404	—	—	—	13,065	2,151,469
	2023	480,769	—		1,988,455	—	955,625	—	11,123	3,435,972
	2022	459,616	—		1,270,869	—	760,000	—	9,104	2,499,589

Tim Larson Chief Growth Officer	2024	400,000	—		1,310,685	—	—	—	9,905	1,720,590
	2023	392,308	—		1,622,548	—	489,280	—	9,185	2,513,321
	2022	360,000	150,000	(2)	1,737,525	103,022	574,286	—	3,375	2,928,208

Joseph Kimmell Executive Vice President, Operations	2024	385,000	—		1,182,209	—	—	—	11,677	1,578,886
	2023	377,307	—		1,431,633	—	824,131	—	7,932	2,641,003
	2022	367,308	—		915,113	—	600,000	—	9,608	1,892,029

Wade Lyall Executive Vice President, Sales and Business Development	2024	385,000	—		1,182,209	—	—	—	9,637	1,576,846
	2023	377,307	—		1,431,633	—	824,131	—	8,290	2,641,361
	2022	367,308	—		915,113	—	600,000	—	—	1,882,421

(1)

The amounts in this column reflect actual salaries paid for each respective fiscal year, which may differ from the annualized base salaries disclosed in “Compensation Discussion and Analysis — What We Pay and Why: Elements of Compensation — Base Salary” in this proxy statement.

(2)	Mr. Larson received a cash signing bonus of $150,000 in conjunction with his employment in fiscal 2022.

(3)

Amounts in this column represent the aggregate grant date fair value of RSU and PSU awards granted in each respective fiscal year. The value of the awards was computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 718, Compensation — Stock Compensation (“ASC 718”), disregarding the effects of estimated forfeitures. For the assumptions made in the valuation of PSU awards, see Note 13 to the Company’s audited consolidated financial statements included in Item 15 of the Company’s Annual Report on Form 10-K for fiscal 2024. For PSUs, the value at the grant date is based upon a target payout of the performance metrics over the three-year performance period. If the highest level of payout were achieved, the value of the PSU awards as of the grant date would be as follows: $5,406,938 (Yost), $1,804,604 (Hough), $1,443,642 (Larson), $1,302,134 (Kimmell) and $1,302,134 (Lyall).

(4)

Amounts in this column represent the aggregate grant date fair value of stock option awards granted in each respective fiscal year, computed in accordance with ASC 718, disregarding the effects of estimated forfeitures. For the assumptions made in the valuation of option awards, see Note 13 to the Company’s audited consolidated financial statements included in Item 15 of the Company’s Annual Report on Form 10-K for fiscal 2024.

(5)

Amounts in this column represent bonuses earned under the Company’s Annual Bonus Plan. See “Compensation Discussion and Analysis — What We Pay and Why: Elements of Compensation — Annual Incentive Bonus” in this proxy statement.

(6)

Amounts in this column represent: (i) matching contributions made by the Company to the NEO’s 401(k) plan account (the “401(k) Match”); and (ii) the cost of the Executive Health Care Benefit, if utilized by the respective NEO. See “Compensation Discussion and Analysis, What We Pay and Why: Elements of Compensation — Additional Information — Benefit, Retirement and Deferred Compensation Plans” in this proxy statement.

48

EXECUTIVE COMPENSATION TABLES ⬛

GRANTS OF PLAN-BASED AWARDS TABLE

The following table lists grants of plan-based awards to each of our NEOs during fiscal 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mark Yost		498,750	997,500	1,995,000	—	—	—	—	—	—	—

	03/29/24	—	—	—	—	—	—	25,944	—	—	2,205,499

	03/29/24	—	—	—	12,972	25,944	51,888	—	—	—	2,703,469

Laurie Hough		312,500	625,000	1,250,000	—	—	—	—	—	—	—

	03/29/24	—	—	—	—	—	—	8,659	—	—	736,102

	03/29/24	—	—	—	4,330	8,659	17,318	—	—	—	902,302

Tim Larson		160,000	320,000	640,000	—	—	—	—	—	—	—

	03/29/24	—	—	—	—	—	—	6,927	—	—	588,864

	03/29/24	—	—	—	3,464	6,927	13,854	—	—	—	721,821

Joseph Kimmell		269,500	539,000	1,078,000	—	—	—	—	—	—	—

	03/29/24	—	—	—	—	—	—	6,248	—	—	531,142

	03/29/24	—	—	—	3,124	6,248	12,496	—	—	—	651,067

Wade Lyall		539,000	539,000	1,078,000	—	—	—	—	—	—	—

	03/29/24	—	—	—	—	—	—	6,248	—	—	531,142

	03/29/24	—	—	—	3,124	6,248	12,496	—	—	—	651,067

(1)

Amounts in these columns represent amounts payable at threshold, target and maximum under the terms of the Bonus Plan for fiscal 2024. See “Compensation Discussion and Analysis — What We Pay and Why: Elements of Compensation — Annual Incentive Bonus” in this proxy statement.

(2)

Amounts in these columns represent shares that may vest in respect of PSUs at threshold, target and maximum levels depending on the achievement of certain performance metrics granted to each NEO in fiscal 2024. See “Compensation Discussion and Analysis, What We Pay and Why: Elements of Compensation — Long-term Equity Awards — Performance Stock Units” in this proxy statement.

(3)

Amounts in this column represent the number of RSUs granted to each NEO in fiscal 2024 which are subject to the vesting and delivery conditions described above in “Compensation Discussion and Analysis, What We Pay and Why: Elements of Compensation — Long-term Equity Awards — Restricted Stock Units” in this proxy statement.

(4)	Reflects the grant date fair value of RSU and PSU awards granted in fiscal 2024 determined in accordance with ASC 718. See footnotes (3) to the Summary Compensation Table in this proxy statement.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	49

⬛ EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS TABLE

The following table lists outstanding equity awards previously granted to our NEOs as of March 30, 2024.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#) (3)	Market Value of Share or Units of Stock that have not Vested ($) (4)	Equity Incentive Plan Awards: Units of stock that have not Vested (#) (5)	Equity Incentive Plan Awards: Market value of stock that have not Vested ($) (6)

Mark Yost	16,625	—	$15.00	1/3/2029	—	—	—	—

	69,425	—	$32.11	1/2/2030	—	—	—	—

	34,289	—	$31.21	1/4/2031	—	—	—	—

	—	—	—	—	59,391	5,048,829	—	—

	—	—	—	—	—	—	87,889	7,471,444

Laurie Hough	13,125	—	$15.00	1/3/2029	—	—	—	—

	32,785	—	$32.11	1/2/2030	—	—	—	—

	16,192	—	$31.21	1/4/2031	—	—	—	—

	—	—	—	—	20,127	1,710,996	—	—

	—	—	—	—	—	—	29,949	2,545,964

Tim Larson	8,410	4,206	$53.06	6/1/2031	—	—	—	—

	—	—	—	—	17,505	1,488,100	—	—

	—	—	—	—	—	—	28,828	2,450,668

Joseph Kimmell	2,964	—	$31.21	1/4/2031	—	—	—	—

	—	—	—	—	14,505	1,233,070	—	—

	—	—	—	—	—	—	21,577	1,834,261

Wade Lyall	11,905	—	$32.11	1/2/2030	—	—	—	—

	8,890	—	$31.21	1/4/2031	—	—	—	—

	—	—	—	—	14,505	1,233,070	—	—

	—	—	—	—	—	—	21,577	1,834,261

(1)

Represents options to purchase common stock granted to each NEO under the Company’s Equity Incentive Plan, which are subject to the NEO’s continued employment by or service to the Company on each vesting date, scheduled to vest in equal annual installments on each of the first three anniversaries of the vesting commencement date set out in the grant. See “Compensation Discussion and Analysis, What We Pay and Why: Elements of Compensation—Long-Term Equity Awards—Stock Options” in this proxy statement.

(2)

The exercise price can be equal to the greater of the closing price on the grant date or equal to a volume weighted average price (“VWAP”). Awards granted in fiscal 2020 and fiscal 2022 utilized the closing price of the stock on the date of the grant. Awards granted in fiscal 2021 utilized a VWAP based on trades of the Company’s common stock for the 30 trading days ending on December 31, 2020.

(3)

Represents RSUs granted to each NEO under the Company’s Equity Incentive Plan, which are subject to the NEO’s continued employment by or service to the Company on each vesting date, scheduled to vest in equal annual installments on each of the first three anniversaries of the vesting commencement date set out in the grant. See “Compensation Discussion and Analysis, What We Pay and Why: Elements of Compensation—Long-Term Equity Awards—Restricted Stock Units” in this proxy statement.

(4)

The amounts in this column have been calculated by multiplying $85.01 (the closing price of the Company’s common stock on the last trading day of fiscal 2024, which was March 28, 2024) by the number of shares of stock underlying the outstanding RSU awards.

(5)

Represents the number of PSUs that may be earned by each NEO under the Company’s Equity Incentive Plan assuming target performance is achieved. See “Compensation Discussion and Analysis, What We Pay and Why: Elements of Compensation—Long-term Equity Awards—Performance Stock Units” in this proxy statement.

(6)

The amounts in this column have been calculated by multiplying $85.01 (the closing price of the Company’s common stock on the last trading day of fiscal 2024, which was March 28, 2024) by the number of shares of stock underlying the outstanding PSU awards assuming target performance is achieved.

50

EXECUTIVE COMPENSATION TABLES ⬛

STOCK VESTED TABLE

The following table includes information with respect to the PSUs and RSUs vested in fiscal 2024 for our NEOs.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)

Mark Yost	47,682	3,486,907

Laurie Hough	19,863	1,438,001

Tim Larson	7,009	523,075

Joseph Kimmell	12,119	884,638

Wade Lyall	12,119	884,638

(1)	Represents the number of RSUs and PSUs of the Company’s common stock that vested during fiscal 2024.

(2)

Amounts were calculated by multiplying the closing price of the Company’s common stock on the vesting date by the number of shares acquired on vesting. For the PSU award granted in fiscal 2021, the three-year performance period ended on January 4, 2024. The final payout determination was made by the Compensation Committee and was settled in Skyline Champion stock. The final payout under the award was based on rTSR relative to the performance peer group and was equal to 150% of the target opportunity.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We are party to employment agreements with NEOs Yost, Hough and Larson. The equity awards held by these NEOs also have certain termination protections and certain awards are subject to accelerated vesting on a change in control. This section describes the payments and benefits that may be payable upon certain terminations of employment or a change of control and the events that trigger them.

Other than the Separation Plan, our payment obligations under each employment or equity award agreement are contingent upon the NEO satisfying the following obligations:

•	During his or her employment and for 18 months following his or her termination of employment (24 months for Mr. Yost), the NEO must comply with the provisions of a covenant not to compete.

•

During his or her employment and for 18 months following his or her termination of employment (24 months for Mr. Yost), the NEO may not solicit or induce our associates to leave us or hire any of our associates.

•

During his or her employment and at all times subsequent to the last day of his or her employment, the NEO must hold in strict confidence and safeguard any and all protected information, including our trade secrets.

•	The NEO must return our property and must execute an agreement releasing us from any claims.

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⬛ EXECUTIVE COMPENSATION TABLES

Termination Scenarios that Can Trigger Payments and Benefits

There are four categories of events related to a termination of employment that can trigger payments or other benefits to our NEOs: (i) death and disability; (ii) involuntary termination; (iii) voluntary termination for good reason; and (iv) change of control (followed by an involuntary termination). The following chart describes each category.

Category	Specific Event	Requirements and payments

Death or Disability	Death	Upon the termination of any NEO’s employment as a result of death, the NEO’s estate is entitled to earned but unpaid base salary, reimbursement of business expenses, and payment of annual bonus compensation earned in the year preceding death, but not yet paid as of such NEO’s death. Further, the unvested portion of outstanding RSUs and stock options held by the NEO shall vest in full upon the NEO’s termination of employment or service due to death. Each NEO’s estate would be entitled to a pro rata bonus for the year in which death occurred.
	Disability	In connection with a termination of employment due to disability, the NEO would become entitled to the same payments, including accelerated vesting of his or her RSUs and stock options as described under “Death” immediately above, as well as any benefits to which the executive may become (or to which he or she may have already been) entitled pursuant to the Company’s short and long-term disability plans in effect from time to time. Each NEO would be entitled to a pro rata bonus for the year in which disability occurred.

Involuntary Termination	For Cause	Termination for cause occurs when we decide to terminate a NEO based on our good faith determination that one of certain events have occurred. These events are described in detail in the employment agreements for each NEO. Except for base salary that is earned, but not yet paid on the date of such termination, and reimbursements for business expenses, we will not owe any payments to a NEO as a result of a termination for cause.
Without Cause

Termination by us without cause under each of the NEO’s employment agreements occurs when we terminate the NEO’s employment for any reason other than for cause or disability.

Pursuant to their respective employment agreements, in the event any NEO is terminated by the Company without cause, he or she will be provided the following severance benefits: (i) continued payment of their annual base salary and bonus at target for a period of twenty-four months for Mr. Yost, or payment of annual base salary for a period of twelve months for Ms. Hough and Mr. Larson following the date of termination, (ii) the annual bonus that was earned but has not yet been paid in the year prior to the year of termination (if any), and (iii) continued participation in, and partial subsidy of the premium cost of, any employer sponsored benefit plans for a period of twenty-four months (Yost) or twelve months (Hough and Larson) following the date of termination. The foregoing severance payments are subject to the NEO executing a general release of claims for the benefit of the Company. None of the employment agreements provide a guaranteed term of employment, nor do they provide tax gross-ups on any compensation. However, if the NEO’s employment or other service relationship with the Company or any of the Company’s subsidiaries is terminated without cause (as defined in the Equity Incentive Plan), then the next one-third of unvested stock options and the next one-third of unvested RSUs that would have vested had such NEO remained employed or in service shall vest upon such termination of employment or service. As separately described in the PSU award agreement, a specified percentage of PSUs (as described in the PSU agreement) shall remain outstanding and eligible to vest based on actual performance for one year following such termination of employment or service.

With respect to NEOs Kimmell and Lyall, if their employment with the Company is involuntarily terminated by the Company, then they may be considered for severance benefits under the Separation Plan. The Separation Plan applies broadly to eligible participants who have at least twelve months service with the Company and allows for management discretion in determining, on a case-by-case basis, a separation allowance and a period of benefits continuance in the event the participant’s employment is involuntarily terminated by the Company without cause. The guidelines under the Separation Plan provide for two weeks of severance for every year of service to the Company, with a minimum separation allowance of 12 weeks, and a maximum of 39 weeks. Outplacement services are also suggested under the Separation Plan.

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EXECUTIVE COMPENSATION TABLES ⬛

Category	Specific Event	Requirements and payments

Voluntary Termination	For Good Reason	Voluntary termination by the NEO for good reason occurs when the NEO terminates employment because of the occurrence of one of certain conditions described in the NEO’s respective employment agreement. Pursuant to their respective employment agreements, in the event the NEO terminates his or her employment with the Company for good reason, he or she will be provided with the same severance benefits to which he or she would be entitled in the event of the involuntary termination of his or her employment with the Company without cause (including accelerated vesting of certain incentive equity awards).
	Without Good Reason	Termination by the NEO without good reason occurs when the NEO terminates his or her employment for any reason other than good reason, as described above. The effective date of termination is the date set forth in a notice from the NEO to us, which notice must be given to us at least 30 days prior to the effective date of termination. Except for base salary and bonus that have been earned, but not yet paid on the date of such termination, and reimbursements for business expenses, we will not owe any payments to a NEO as a result of a termination without good reason.

Change In Control		The PSUs and RSUs held by the NEOs vest upon a change in control (as such term is defined in the PSU and RSU award agreements) provided that the NEO is employed on the date of such change in control.

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⬛ EXECUTIVE COMPENSATION TABLES

Estimated Severance and Change in Control Payments

The following table and footnotes present potential payments to each NEO under various circumstances as if the named executive officer’s employment had been terminated on March 30, 2024 the last day of fiscal 2024, and/or if a change in control had occurred on such date.

	Type of Event

Name	Death or Disability		Change in Control		Involuntary Termination Without Cause or Voluntary Termination with Good Reason

Mark Yost

Salary Continuation	—		—		1,500,000	(5)

Health Insurance Subsidy	5,500	(1)	—		22,000	(6)

Annual Incentive Bonus	498,750	(2)	—		1,995,000	(5)

Long Term Equity Award	5,048,829	(3)	12,520,273	(4)	2,490,538	(7)

Laurie Hough

Salary Continuation	—		—		500,000	(8)

Health Insurance Subsidy	—	(1)	—		—	(6)

Annual Incentive Bonus	312,500	(2)	—		—

Long Term Equity Award	1,710,996	(3)	4,256,961	(4)	848,768	(7)

Tim Larson

Salary Continuation	—		—		400,000	(8)

Health Insurance Subsidy	—	(1)	—		—	(6)

Annual Incentive Bonus	160,000	(2)	—		—

Long Term Equity Award	1,622,482	(3)	3,938,768	(4)	926,625	(7)

Joseph Kimmell

Salary Continuation	—		—		207,308	(9)

Health Insurance Subsidy	—		—		—

Annual Incentive Bonus	—		—		—

Long Term Equity Award	1,233,070	(3)	3,067,331	(4)	611,477	(7)

Wade Lyall

Salary Continuation	—		—		288,750	(10)

Health Insurance Subsidy	—		—		—

Annual Incentive Bonus	—		—		—

Long Term Equity Award	1,233,070	(3)	3,067,331	(4)	611,477	(7)

(1)

Represents the Company’s portion of the healthcare premiums until such time as the NEO is eligible for long-term disability benefits, which is estimated to be 26 weeks. Although eligible, no value is reported for Ms. Hough or Mr. Larson who, as of March 30, 2024, did not participate in the Company’s medical and dental plans.

(2)

Represents the value of a pro rata bonus, at current salary level, in the year in which death or disability occurred, calculated in the same manner and to be paid at the same time as the bonus paid to executives generally. Estimated at 50% of target bonus using fiscal 2024 base salary amount.

(3)

Represents the combined value of unvested RSUs and stock options that become vested as described in “Long-Term Equity Awards” in this proxy statement. The value of the unvested RSUs was calculated by multiplying the closing market price of our common stock on March 28, 2024 ($85.01) by the number of unvested RSUs. The value of unvested stock options that become vested as described herein was calculated by multiplying the number of shares underlying the unvested stock options by the difference between the closing market price of our common stock on March 28, 2024 and the option exercise prices shown in the outstanding equity awards table.

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EXECUTIVE COMPENSATION TABLES ⬛

(4)

Represents the combined value of unvested RSUs and PSUs that become vested as described in “Long-Term Equity Awards” in this proxy statement. The value of the unvested RSUs was calculated by multiplying the closing market price of our common stock on March 28, 2024 ($85.01) by the number of unvested RSUs. The value of the unvested PSUs was calculated by multiplying the closing market price of our common stock on March 28, 2024 by the number of unvested PSUs.

(5)	Represents 24 months of payments equal to Mr. Yost’s annual base salary rate of pay on March 30, 2024 and bonus at target for the same period.

(6)

Represents the Company’s portion of the healthcare premiums for the 24-month severance period for Mr. Yost. No value is reported for Ms. Hough or Mr. Larson who, as of March 30, 2024, did not participate in the Company’s medical and dental plans.

(7)

For Mr. Larson, represents shares underlying the NEO’s stock options (which were unvested on March 30, 2024) scheduled to vest in fiscal 2025, multiplied by the positive difference of the closing price of a share of the Company’s common stock as of March 28, 2024 over the exercise price of such stock option, plus the product of the NEO’s RSUs (which were unvested on March 30, 2024) scheduled to vest in fiscal 2025, multiplied by the closing price of a share of the Company as of March 28, 2024. For Ms. Hough and Messrs. Yost, Kimmell and Lyall, represents the product of the NEO’s RSUs (which were unvested on March 30, 2024) scheduled to vest in fiscal 2025, multiplied by the closing price of a share of the Company as of March 28, 2024.

(8)	Represents 12 months of payments equal to the NEO’s annual base salary rate of pay on March 30, 2024.

(9)

Represents severance under the Separation Plan (assuming the Company would exercise its discretion to pay to Mr. Kimmell severance benefits thereunder upon the Company’s termination of his employment without cause) based on two weeks of severance for every year of Mr. Kimmell’s service to the Company (i.e., 14 years), with a minimum of 12 weeks of severance, and a maximum of 39 weeks of severance.

(10)

Represents severance under the Separation Plan (assuming the Company would exercise its discretion to pay to Mr. Lyall severance benefits thereunder upon the Company’s termination of his employment without cause) based on two weeks of severance for every year of Mr. Lyall’s service to the Company (i.e., 20 years), with a minimum of 12 weeks of severance, and a maximum of 39 weeks of severance.

CEO PAY RATIO

The following information about the relationship between the compensation of our employees and the annualized compensation of Mr. Yost, our Chief Executive Officer for fiscal 2024, is provided in compliance with the requirements of Item 402(u) of Regulation S-K adopted under the Exchange Act (“Item 402(u)”).

We took the following steps in identifying the median of the annual total compensation of all our employees. We determined that, as of March 30, 2024, the last day of fiscal 2024, the employee population was approximately 8,600, all located in the United States and Canada. This number includes all the individuals determined to be employees for federal tax purposes, whether full-time, part-time, or temporary, as of that date. We then elected to exclude employees from the calculation who joined the Company in connection with the acquisition of Regional Homes in October 2023.

We next identified the employee receiving the median amount of compensation in our employee population. To do this we compared the amount of base salary and wages, paid time off and cash incentive compensation received by each employee, other than Mr. Yost, as reflected in our payroll records. This compensation measure was annualized for permanent employees who were employed on the measuring date but who did not work for the full calendar year. The compensation measure was consistently applied to all of our employees.

As required by Item 402(u), once we identified our median employee, we calculated that employee’s annual total compensation for fiscal 2024 in the same manner in which we calculated Mr. Yost’s total fiscal 2024 compensation reported in the Summary Compensation Table on page 48.

In fiscal 2024, the estimated median of the annual total compensation of our employees, excluding Mr. Yost, determined as described in the preceding paragraph, was $44,360. Mr. Yost’s total compensation for fiscal 2024 was $5,672,498. The resulting estimated ratio of the annual total compensation of Mr. Yost’s to the median of the annual total compensation of all employees was 128 to 1.

The pay ratio provided above was calculated in a manner consistent with Item 402(u) and we believe it constitutes a reasonable estimate. However, as contemplated by Item 402(u), we relied on methods and assumptions that we determined to be appropriate for calculating the pay ratio at Skyline Champion. Other public companies will use methods and assumptions that differ from the ones we chose but are appropriate for their circumstances. Given the various methodologies that public companies are permitted to use to determine an estimate of their pay ratios, the estimated pay ratio reported above should not be used as a basis for comparison among companies.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	55

⬛
 EXECUTIVE COMPENSATION TABLES

PAY VERSUS PERFORMANCE TABLE

The following table provides information regarding compensation actually paid to our Principle Executive Officer (“PEO”) and non-PEO NEOs during the last four fiscal years, as well as total shareholder return, net income and revenue.

	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1) (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (3) (4)	Value of Initial Fixed $100 Investment Based on:		Net Income (in thousands) ($)	Company Selected Measure—Revenue (in thousands) ($) (6)
Year					Cumulative Total Shareholder Return ($)	Cumulative Peer Group Shareholder Return ($) (5)

2024	5,672,498	4,968,664	1,756,948	1,609,135	542.16	416.21	146,696	2,024,823

2023	8,077,646	11,308,701	2,807,914	3,727,096	479.78	273.42	401,802	2,606,560

2022	5,765,742	9,156,467	2,160,329	3,003,453	350.00	217.54	248,044	2,207,229

2021	2,635,562	7,280,148	1,104,635	2,446,060	288.65	269.19	84,899	1,420,881

Year	Summary Compensation Table Total for PEO ($)	Less: Grant Date Fair Value of Equity Awards Granted in Fiscal Year ($)	Plus: Fair Value of Unvested Equity at Fiscal Year-End (Current Year Awards) ($)	Plus: Increase/(Decrease) in Fair Value of Equity Vested During Fiscal Year ($)	Plus: Increase/(Decrease) in Fair Value of Unvested Equity at Fiscal Year-End (Prior Year Awards) ($)	Compensation Actually Paid to PEO ($)

2024	5,672,498	(4,908,968)	4,908,968	96,634	(800,468)	4,968,664

2023	8,077,646	(5,822,066)	6,585,723	746,685	1,720,714	11,308,701

2022	5,765,742	(3,660,296)	2,908,784	2,538,546	1,603,691	9,156,467

2021	2,635,562	(1,247,012)	2,278,688	916,685	2,696,225	7,280,148

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Less: Grant Date Fair Value of Equity Awards Granted in Fiscal Year ($)	Plus: Average Fair Value of Unvested Equity at Fiscal Year-End (Current Year Awards) ($)	Plus: Increase/(Decrease) in Fair Value of Equity Vested During Fiscal Year ($)	Plus: Increase/(Decrease) in Fair Value of Unvested Equity at Fiscal Year-End (Prior Year Awards) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2024	1,756,948	(1,328,377)	1,328,377	62,140	(209,953)	1,609,135

2023	2,807,914	(1,618,567)	1,830,868	161,192	545,689	3,727,096

2022	2,160,329	(1,125,595)	936,428	647,903	384,389	3,003,453

2021	1,104,635	(383,918)	701,542	276,522	747,279	2,446,060

56

EXECUTIVE COMPENSATION TABLES
⬛

(1)
For the four years presented, Mark Yost, President and CEO served as the Company’s PEO. The amounts shown in the “Summary Compensation Table Total for PEO” column reflect the amounts of total compensation reported for Mr. Yost for each corresponding year in the “Total” column of the Summary Compensation Table.

(2)
Adjustments to the Summary Compensation Table Total to arrive at Compensation Actually Paid (“CAP”) for our PEO are shown below. No adjustments were necessary for defined benefit and pension plans, dividends, equity awards granted and vested during the same fiscal year, or forfeitures. The assumptions used for determining the fair values shown in this table are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards.

(3)
Non-PEO NEOs were: Laurie Hough, Tim Larson, Joseph Kimmel, and Wade Lyall in fiscal 2024 and 2023; Laurie Hough, Tim Larson, Joseph Kimmel, Wade Lyall, and Robert Spence in fiscal 2022; and Laurie Hough, Joseph Kimmel, Wade Lyall, and Robert Spence in fiscal 2021.

(4)
Adjustments to the Summary Compensation Table Total to arrive at CAP for non-PEO NEOs are shown below. No adjustments were necessary for defined benefit and pension plans, dividends, equity awards granted and vested during the same fiscal year, or forfeitures.

(5)
The peer group consists of Beazer Homes USA, Cavco Industries, Century Communities, LGI Homes, MDC Holdings, M/I Homes, Meritage Homes, Quanex Building Products Corp, and Tri Pointe Group, which is the same peer group we use in our fiscal 2024 Annual Report on Form 10-K. The peer group TSR calculation is weighted by market capitalization at the beginning of the applicable period. The comparison assumes $100 was invested for the period starting March 28, 2020, through the end of the listed fiscal year. The below graph illustrates the relationship between our Cumulative TSR and peer group TSR, and the relationship between our CAP and the cumulative TSR for the Company and our peer group:

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	57

⬛
 EXECUTIVE COMPENSATION TABLES

The below graphs illustrate the relationship between CAP and Net Income and CAP and Revenue, which in our assessment, represents the most important financial performance measure (that is not otherwise required to be disclosed in the table) that we used to link compensation actually paid to our NEOs for fiscal 2024.

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EXECUTIVE COMPENSATION TABLES
⬛

We structure our executive compensation program to award compensation that depends on, and rewards executives on the basis of individual and Company short and long-term performance and thereby fosters a pay-for-performance culture. The Compensation Committee selects the metrics used for both our short-term and long-term incentive awards because it believes they effectively drive financial and operational performance and incentivize our executives to pursue actions that create sustainable shareholder value. The financial performance measures used by the Company for fiscal 2024 to align the compensation actually paid to the Company’s NEOs to Company performance are:

Financial Performance Measures

Revenue

Earnings per Share

Relative Total Shareholder Return

Single Family Home Completion Market Share

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	59

⬛ DIRECTOR COMPENSATION

Director Compensation

Our non-employee directors are compensated for their services as described below.

DIRECTOR COMPENSATION PROGRAM

The following table describes the components of our non-employee director compensation program for fiscal 2024, which remain unchanged from fiscal 2023. The Compensation Committee periodically reviews this program and recommends changes to the Board as appropriate.

Compensation Element	Director Compensation Program (1)

Director Annual Cash Retainer	$65,000

Annual Equity Retainer	$100,000 (2)

Board Chair Annual Retainer	$115,000

Committee Chair Fee	$18,500 for the Audit Committee $18,500 for the Compensation Committee $15,000 for the Nominating and Governance Committee

Committee Member Fee	$10,000 for the Audit Committee $10,000 for the Compensation Committee $7,500 for the Nominating and Governance Committee

(1)	In addition to the compensation elements disclosed above, we reimburse our directors for travel and other necessary business expenses incurred in the performance of their services to us.

(2)

The annual equity retainer consists of RSUs that vest on the earlier of the one-year anniversary of the vesting commencement date or the next Annual Meeting of Shareholders. RSUs granted to non-employee directors in fiscal 2024 will vest on July 27, 2024, generally subject to continued service through such date. RSUs will vest in full in the event a director’s service is terminated by the Company without “cause” or by reason of the director’s “disability” (as each such term is defined in the Equity Incentive Plan) or if the director’s service terminates due to the director’s death. Delivery of the shares underlying the vested RSUs shall occur upon the earlier of: (i) the vesting date; and (ii) the occurrence of a change in control (as defined in the RSU award agreement). Each non-employee director RSU award agreement also incorporates provisions with respect to perpetual confidentiality. A breach by the non-employee director of such provisions could result in such non-employee director’s termination for cause and the termination of the RSU award for no consideration.

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DIRECTOR COMPENSATION ⬛

NON-EMPLOYEE DIRECTOR COMPENSATION IN FISCAL 2024

The following table provides each element of non-employee director compensation during fiscal 2024.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)

Keith Anderson	75,000	100,000	175,000

Michael Berman	91,000	100,000	191,000

Timothy Bernlohr (3)	42,589	—	42,589

Eddie Capel	117,429	100,000	217,429

Erin Mulligan Helgren	85,000	100,000	185,000

Michael Kaufman	90,000	100,000	190,000

Tawn Kelley (4)	55,982	100,000	155,982

Nikul Patel	75,000	100,000	175,000

Gary Robinette	72,500	100,000	172,500

(1)	Represents the cash compensation earned in fiscal 2024 for Board and Committee service.

(2)

Represents the aggregate grant date fair value of stock awards made in fiscal 2024 as determined in accordance with ASC 718, disregarding the effects of estimated forfeitures. The Company grants RSUs annually to each non-employee director in conjunction with their appointment to the Board of Directors. On July 27, 2023, the Company granted each non-employer director 1,496 shares of RSUs, which remained unvested as of June 4, 2024.

(3)	Mr. Bernlohr retired from the Board of Directors effective upon the conclusion of the 2023 annual meeting of shareholders.

(4)	Ms. Kelley was elected to the Board of Directors as of July 27, 2023 in conjunction with the 2023 annual meeting of shareholders.

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⬛ DIRECTOR COMPENSATION

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of June 4, 2024, our directors and executive officers beneficially owned, including share-based awards expected to vest and be issued or will become exercisable within 60 days, in the aggregate, 4,017,752 shares of Skyline Champion common stock (or collectively approximately 6.9% of the outstanding shares of Common Stock).

The following table describes the shares of Skyline Champion common stock that each of the following persons beneficially owned as of June 4, 2024 by each of Skyline Champion’s current directors, Skyline Champion’s NEOs, all of Skyline Champion’s current directors and executive officers as a group, and each other person known to Skyline Champion to beneficially own more than five percent of the outstanding shares of Skyline Champion common stock.

Name**	Position	Shares of Common Stock Beneficially Owned		Percent of Class

DIRECTORS: (1)

Mark Yost	President and Chief Executive Officer, Director	403,666	(9)	*

Keith Anderson	Director	238,098		*

Michael Berman	Director	11,595		*

Eddie Capel	Chairman of the Board, Director	11,452		*

Erin Mulligan Helgren	Director	4,944		*

Michael Kaufman	Director	3,012,162	(10)	5.2%

Tawn Kelley	Director	1,496		*

Nikul Patel	Director	3,194		*

Gary Robinette	Director	37,710	(11)	*

EXECUTIVE OFFICERS:

Laurie Hough	Executive Vice President, Chief Financial Officer and Treasurer	122,533		*

Tim Larson	Chief Growth Officer	26,425		*

Joseph Kimmell	Executive Vice President, Operations	14,144		*

Wade Lyall	Executive Vice President, Sales and Business Development	43,243		*

All executive officers and directors of Skyline Champion as a group (15 persons) (2)		4,017,752		6.9%

GREATER THAN 5% SHAREHOLDERS (3):

Wellington Management Group LLP (4)		8,047,679		13.9%

The Vanguard Group, Inc. (5)		5,362,275		9.3%

BlackRock Fund Advisors (6)		4,349,673		7.5%

Capital World Investors (7)		3,537,865		6.1%

MAK Champion Investment LLC and related investment funds (8)		3,000,000		5.2%

*	Indicates less than 1.0% of the total number of outstanding shares of Skyline Champion common stock calculated in accordance with Rule 13d-3 under the Exchange Act.

**	Unless otherwise indicated, the address for all persons is 755 West Big Beaver Road, Suite 1000, Troy, Michigan 48084.

(1)

Information with respect to the directors and executive officers is based on our records and data supplied by each of the directors and executive officers. Information with respect to beneficial owners of more than five percent of the outstanding shares of our common stock is based on filings those persons have made with the SEC.

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DIRECTOR COMPENSATION ⬛

(2)

In addition to shares held by the directors and named executive officers identified in the table above, 42,583 shares and 44,506 shares are beneficially owned by Skyline Champion executive officers Robert Spence, Senior Vice President, General Counsel and Secretary, and Timothy Burkhardt, Vice President and Controller, respectively.

(3)	Information reported with respect to greater than 5% shareholders is as of December 31, 2023.

(4)	The address of Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210.

(5)	The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(6)	The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(7)	The address of Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071.

(8)

MAK Champion Investment LLC is wholly owned by MAK Capital Fund LP. MAK GP LLC is the general partner of, and MAK Capital One LLC is the investment adviser to MAK Capital Fund LP. The business address of each of the entities and persons identified above is 590 Madison Avenue, 31st Floor, New York, NY 10022.

(9)

Consists of (i) 200,387 shares of Skyline Champion common stock held of record by Mr. Yost, including shares of our common stock issuable upon the vesting of restricted stock units within 60 days of June 4, 2024, (ii) 144,000 shares of our common stock held of record by the U.S. Trust Company of Delaware, as Trustee of the Mark J. Yost Family Gift Trust UAD December 8, 2021, and (iii) 59,279 shares of our common stock held of record by Mr. Yost’s wife. Under the Trust, Mr. Yost indirectly retained the right to vote the shares.

(10)

Michael Kaufman is the managing member of MAK GP LLC and MAK Management LLC. The shares included in this column represent 12,162 shares held directly by Mr. Kaufman and 3,000,000 shares held by MAK Champion Investment, LLC (“MAK Champion”).

(11)

Consists of (i) 3,194 shares of Skyline Champion common stock held of record by Mr. Robinette, including shares of our common stock issuable upon the vesting of restricted stock units within 60 days of June 4, 2024, and (ii) 34,516 shares of our common stock held of record by Robinette Family, LLC. Mr. Robinette retained the rights to vote the shares.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of March 30, 2024, with respect to our equity-based compensation plans under which shares of our common stock have been authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1) (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2) (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (C)

Equity compensation plans approved by Stockholders	1,303,053	$30.08	3,202,828

Equity compensation plans not approved by Stockholders	—	—	—

Total	1,303,053	$30.08	3,202,828

(1)

This amount represents the following: (a) 331,183 shares subject to the vesting and/or exercise of outstanding options; (b) 601,491 shares subject to vesting of outstanding performance-based restricted stock units reflected at the maximum potential vesting; and (c) 370,379 shares subject to vesting of outstanding restricted stock units. The options, performance-based restricted stock units and restricted stock units were all granted under our 2018 Equity Incentive Plan.

(2)

The weighted-average exercise price is calculated solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding awards of performance-based restricted stock units and time-based restricted stock units, which have no exercise price.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	63

⬛ GENERAL INFORMATION

General Information

VOTING INFORMATION

Shareholders Entitled to Vote

The record date for voting is June 4, 2024. Only shareholders of record at the close of business on June 4, 2024, are entitled to notice of and to vote at the 2024 Annual Meeting and any adjournment or postponement of the meeting. On June 4, 2024, there were 57,811,613 shares of our common stock outstanding. Each share is entitled to one vote on each of the matters to be presented at the 2024 Annual Meeting. There are no cumulative voting rights for the election of directors.

The holders of a majority of the outstanding shares of common stock as of the close of business on the record date must either be present in person or represented by proxy to constitute a quorum at the 2024 Annual Meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. All votes cast at the 2024 Annual Meeting will be tabulated by Mediant.

How to Vote (Record Owners)

Shareholders of record (that is, shareholders who hold their shares in their own name) may vote in any of the following ways:

•  By Internet. You may vote online by accessing www.proxypush.com/SKY and following the on-screen instructions. You will need the Control Number included on the Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card, as applicable. You may vote online 24 hours a day. If you vote online, you do not need to return a proxy card.

•  By Telephone. If you are located in the U.S., you may vote by calling toll free 1-866-307-0847 and following the instructions. You will need the Control Number included on the Notice or on your proxy card, as applicable. You may vote by telephone 24 hours a day. If you vote by telephone, you do not need to return a proxy card.

•  By Mail. If you requested printed copies of the proxy materials, you will receive a proxy card, and you may vote by signing, dating and mailing the proxy card in the envelope provided.

How to Vote (Beneficial Owners)

If your shares are held in “street name” (that is, in the name of a bank, broker, or other holder of record), you may vote in any of the following ways:

•  By Internet. You may vote online by following the instructions provided in the Notice. You will need the Control Number included on the Notice or on your voting instruction form, as applicable. You may vote online 24 hours a day. If you vote online, you do not need to return a voting instruction form.

•  By Telephone. You may vote by telephone by following the instructions provided in the Notice. You will need the Control Number included on the Notice or on your voting instruction form, as applicable. You may vote by telephone 24 hours a day. If you vote by telephone, you do not need to return a voting instruction form.

•  By Mail. If you requested printed copies of the proxy materials, you will receive a voting instruction form, and you may vote by signing, dating and mailing it in the envelope provided.

•  In Person. You must obtain a legal proxy from the organization that holds your shares in order to vote your shares online during the annual shareholders meeting. Follow the instructions on the Notice to obtain this legal proxy.

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GENERAL INFORMATION ⬛

Deadline for Voting	For both shareholders of record and beneficial owners of shares held in street name, online and telephone voting is available through 11:59 p.m. ET on Wednesday, July 31, 2024.

Changing Your Vote

You may change or revoke the authority granted by your execution of a proxy at any time prior to the 2024 Annual Meeting by:

•  filing a timely written notice of revocation addressed to the attention of: Secretary, Skyline Champion Corporation, 755 West Big Beaver Road, Suite 1000, Troy, Michigan 48084.

•  mailing a duly executed proxy bearing a later date;

•  re-voting by Internet or telephone prior to the date and time described in this proxy statement; or

•  voting in person at the 2024 Annual Meeting and requesting that your proxy be revoked.

Only your latest vote will be counted.

Effect of Not Voting

Shareholders of Record. If you are a shareholder of record and you:

•  Do not vote via the internet, by telephone or by mail, your shares will not be voted unless you attend the 2024 Annual Meeting to vote them in person.

•  Sign and return a proxy card without giving specific voting instructions, then your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion on any other matters properly presented for a vote.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and you do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares generally may vote your shares on routine matters but cannot vote your shares on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will not have the authority to vote your shares on this matter. This is generally referred to as a “broker non-vote.”

Voting Standards	Proposal One (election of director) must be approved by the affirmative vote of a plurality of the votes cast. Proposals Two (ratification of EY) and Three (advisory vote on executive compensation) must be approved by the affirmative vote of a majority of the votes cast. Proposal Four (amendment and restatement of the articles of incorporation to change the Company name to Champion Homes, Inc.) must be approved by the affirmative vote of a majority of shares outstanding and entitled to vote on Proposal Four. Abstentions will have no effect on the outcome of Proposals One, Two or Three and will act as a vote against Proposal Four. Broker non-votes will have no effect on the outcome of Proposals One, Three or Four.

Routine and Non-Routine Proposals

Routine Proposals. Proposal Two (ratification of EY) is considered a routine matter. A broker or other nominee generally may vote on routine matters, and therefore we expect no broker non-votes in connection with Proposal Two.

Non-routine Proposals. Proposals One (election of directors) and Three (advisory vote on executive compensation) and Four (amendment and restatement of the articles of incorporation to change the Company name to Champion Homes, Inc.) are considered non-routine matters. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

Counting the Votes	Representatives from Mediant, our proxy services vendor will tabulate the votes and the Skyline Champion Assistant Secretary will act as inspector of election at the annual shareholders meeting.

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⬛ GENERAL INFORMATION

PROXY INFORMATION

Electronic Access to Proxy Materials and Annual Report

We are providing access to our proxy materials primarily over the internet rather than mailing paper copies of those materials to each shareholder. On or about June 20, 2024, we will mail the Notice to our shareholders. The Notice will provide website and other information for the purpose of accessing proxy materials. The Notice tells you how to:

•  View our proxy materials for the 2024 Annual Meeting on the internet.

•  Instruct us to send proxy materials to you by mail or email.

Choosing to receive proxy materials by email will save us the cost of printing and mailing documents and will reduce the impact of our 2024 Annual Meeting on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect unless and until you rescind it.

Proxy Solicitation	Proxies may be solicited, without extra compensation, by officers, agents and employees of Skyline Champion who may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, email or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be paid for by Skyline Champion.

“Householding of Proxy Materials”	The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Skyline Champion and some brokers “household” proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or Skyline Champion that your broker or Skyline Champion will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or Skyline Champion if you hold shares directly in your name. You can notify Skyline Champion by sending a written request to Investor Relations, Skyline Champion Corporation, 755 West Big Beaver Road, Suite 1000, Troy, Michigan 48084, or by calling (248) 614-8211.

66

GENERAL INFORMATION ⬛

ANNUAL SHAREHOLDERS MEETING INFORMATION

Attendance at the Annual Shareholders Meeting	Attendance at the 2024 Annual Meeting will be limited to record or beneficial owners of Skyline Champion common stock as of June 4, 2024 (or their authorized representatives). The Annual Meeting will be a virtual meeting conducted solely online via live webcast at www.proxydocs.com/SKY. Please register in advance at www.proxydocs.com/SKY prior to the registration deadline of 5:00 p.m. EDT on July 31, 2024. As part of the registration process, you must enter the control number provided on your proxy card, voting instruction form, or Notice of Electronic Availability. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions during the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided.

Other Matters	We are not aware of any matters that may come before the annual shareholders meeting other than the proposals disclosed in this proxy statement. If other matters do come before the 2024 Annual Meeting, the named proxies will vote in accordance with their best judgment.

Next Year’s Meeting	We plan to hold our 2025 annual meeting of our shareholders on or about July 24, 2025.

SHAREHOLDER PROPOSAL INFORMATION

Shareholder Proposals and Other Items of Business

Shareholder Proposals to be Considered for Inclusion in Our Proxy Materials. Pursuant to SEC Rule 14a-8, some shareholder proposals may be eligible for inclusion in Skyline Champion’s proxy statement for the 2025 annual meeting of our shareholders. To be considered for inclusion in next year’s proxy statement, shareholder proposals must be received by our Secretary at our principal executive offices no later than the close of business on February 20, 2025.

Shareholder Proposals to be Brought Before an Annual Meeting. The Company’s by-laws provide that, for shareholder nominations to the Board or other proposals to be considered at an annual meeting, the shareholder’s notice of nomination or other proposal must have been timely received by us at Secretary, Skyline Champion Corporation, 755 West Big Beaver Road, Suite 1000, Troy, Michigan 48084. In order to be timely, the notice must be received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we first provide notice or public disclosure of the date of such annual meeting. Assuming the date of our 2025 annual meeting is not so advanced or delayed, shareholders who wish to make a proposal at the 2025 annual meeting must notify us no earlier than April 3, 2025 and no later than May 3, 2025. Such notice must provide the information required by our by-laws with respect to each matter the shareholder proposes to bring before the 2025 annual meeting.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 1, 2025.

All director nominations and proposals must be submitted in writing to our Corporate Secretary at Skyline Champion Corporation, 755 West Big Beaver Road, Suite 1000, Troy, Michigan 48084.

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⬛ GENERAL INFORMATION

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Exchange Act of 1934. Words such as “may”, “will”, “could”, “should”, “likely”, “expects”, “believes”, “estimates”, “continues”, “maintain”, “remain”, “recurring”, “target”, and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance and are based on certain assumptions and expectations which may not be realized. For a more detailed discussion of these factors, see the information in our most recent Form 10-K filed with the SEC. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to update them except as required by law.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 30, 2024 WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: SKYLINE CHAMPION CORPORATION, 755 WEST BIG BEAVER ROAD, SUITE 1000, TROY, MICHIGAN 48084, ATTN: INVESTOR RELATIONS.

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EXHIBIT A ⬛

EXHIBIT A

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

~~SKYLINE~~ CHAMPION ~~CORPORATION~~HOMES, INC.

ARTICLE I

NAME

The name of the Corporation is ~~Skyline~~ Champion ~~Corporation~~Homes, Inc.

ARTICLE II

PURPOSES

(a) To manufacture, build, construct, make and repair factory built housing and buildings, including all classes of dwelling houses, garages, outbuildings, farm buildings, commercial and industrial buildings, and improvements of any kind and nature whatsoever (collectively “Housing and Buildings”), ~~house trailers and cargo trailers,~~ and parts for same; to buy, sell, trade and exchange, and to otherwise deal in Housing and Buildings, ~~new and used house trailers and cargo trailers,~~ at wholesale and at retail; and to do any and all things legal, necessary or proper to be done for the successful conduct of the business herein contemplated and incident to said business.

(b) To make, construct, and build materials for the construction, alteration, or repair of any and all Housing and Buildings, ~~classes of dwelling houses, garages, outbuildings, farm buildings, commercial and industrial buildings,~~ and improvements of any kind and nature whatsoever; to make, construct and build any and all classes of cabinets, and ready-cut and pre-fabricated housing and building materials and products.

(c) To conduct and carry on the business of builders and contractors for the purpose of building, erecting, constructing, altering, repairing or doing any other work in connection with any and all classes of dwelling houses, garages, outbuildings, farm buildings, commercial and industrial buildings, and improvements of any kind and nature whatsoever, including the locating, laying out and constructing of road, avenues, docks, slips, sewers, bridges, wells, walls and all classes of buildings, erections and works, both public and private, or integral parts thereof.

(d) To buy, sell, trade and deal in, at wholesale and retail, any and all kinds of new and second-hand building materials, and products.

(e) To acquire, purchase, own, lease and operate, and to sell, lease or otherwise dispose of any and all machinery, appliance and equipment necessary, convenient or incident to the conduct of the construction business.

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⬛ EXHIBIT A

(f) To acquire, purchase, own, sell and lease real estate.

(g) To pay for any property, real or personal, this corporation may acquire or purchase, with shares of the capital stock, bonds or other obligations or securities of this corporation, or to issue its shares of stock in exchange therefor.

(h) The foregoing clauses shall be construed as powers, as well as purposes, and the matters expressed in each clause shall, except if otherwise provided, be in no wise limited by reference to, or inference from, the terms of any other clause, but shall be regarded as independent powers and purposes; and the enumeration of specific powers and purposes shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the corporation; nor shall the expressing of one thing be deemed to exclude another not expressed; although it be of like nature.

(i) The corporation shall be authorized to exercise and enjoy all other powers, rights and privileges, granted by an Act of the General Assembly of the State of Indiana, entitled “The Indiana General Corporation Act”, approved March 16, 1929, to corporations organized thereunder, and all the powers conferred by all acts heretofore or hereafter amendatory of, or supplemental to, the said Act or the said laws; and the enumeration of certain powers as herein specified, is not intended as exclusive of, or as a waiver of, any of the powers, rights or privileges granted or conferred by said Act or the said laws now or hereafter in force; provided, however, that the corporation shall not, in any state, carry on any business or exercise any powers, which a corporation organized under the laws thereof could not carry on and exercise.

(j) To engage in all types and kinds of manufacturing, and any other lawful act or activity for which corporations may be organized under The Indiana General Corporation Law.

ARTICLE III

TERM OF EXISTENCE

The period during which the Corporation shall continue is perpetual.

ARTICLE IV

~~[Reserved]~~

~~ARTICLE V~~

AMOUNT OF CAPITAL STOCK

The total number of shares which the Corporation shall have the authority to issue is 115,000,000, consisting of 115,000,000 shares of common stock, having a par value of 2.77¢ per share (“Common Stock”).

ARTICLE ~~VI~~V

TERMS OF CAPITAL STOCK

(a) All shares of Common Stock shall have equal and identical rights, privileges, powers, obligations, restrictions and voting rights.

(b) No shareholder of the Corporation shall have a pre-emptive right to purchase, subscribe for or take any part of any stock or any part of any notes, debentures, bonds or other securities, whether or not convertible into, or carrying options or warrants to purchase stock of the Corporation hereafter issued, optioned or sold by it.

A-2

EXHIBIT A ⬛

(c) Subscribers and shareholders shall be liable for the debts of the Corporation only to the extent of any unpaid portion of their subscriptions for shares of the Corporation or any unpaid portion of the consideration for the issuance to them of shares of the Corporation, and except for such liability the private property of the ~~stockholders~~shareholders, directors and officers of this Corporation shall at all times be exempt from all corporate debts and liabilities whatsoever.

ARTICLE ~~VII~~ VI

VOTING RIGHTS OF CAPITAL STOCK

All holders of record of the Common Stock of the Corporation shall be entitled to one ~~(1)~~ vote for each share of such stock so held, upon any question presented at a regular or special meeting of shareholders.

The shareholders shall at no time have the right to accumulate their votes and distribute them among the candidates for election to the Board of Directors.

The Articles of Incorporation may be amended by the affirmative vote of the holders of a majority of the Corporation’s Common Stock at the time outstanding, and entitled to vote in respect thereof.

ARTICLE ~~VIII~~ VII

~~PAID-IN CAPITAL~~

~~The amount of paid-in capital, with which the Corporation is beginning business, is $100,000.00.~~

~~ARTICLE IX~~

DATA RESPECTING DIRECTORS

Section 1. Number.

The Corporation shall have such number of Directors as shall be specified in the By-Laws.

Section 2. Qualifications.

Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States.

ARTICLE ~~X~~ VIII

~~[Reserved]~~

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⬛ EXHIBIT A

~~ARTICLE XI~~

~~DATA RESPECTING INCORPORATORS~~

~~Section 1. Names and Post Office Addresses~~

~~The names and post-office addresses of the incorporators of the Corporation are as follows:~~

~~Name~~	~~Number and Street or Building~~	~~City~~	~~State~~
~~J. Arther Decio, Jr.,~~	~~2520 By-Pass Road~~	~~Elkhart,~~	~~Indiana~~
~~Frank A. Vite,~~	~~3503 Gordon Road~~	~~Elkhart,~~	~~Indiana~~
~~Michael DiVietro,~~	~~908 West Grove St.~~	~~Mishawaka,~~	~~Indiana~~

~~Section~~ 2. Age and Citizenship.

~~All of such incorporators are of lawful age; and all of such incorporators are citizens of the United States.~~

~~Section 3. Compliance with Provisions of Sections 15 and 16 of the Act.~~

~~The undersigned incorporators hereby certify that the person or persons intending to form the Corporation first caused lists for subscriptions to the shares of the capital stock of the Corporation to be opened at such time and place as he or they determined; when such subscriptions had been obtained in an amount not less than $1,000, such person or persons, or a majority of them, called a meeting of such subscribers for the purpose of designating the incorporators and of electing the first Board of Directors; the incorporators so designated are those named in Section 1 of this Article; and the Directors so elected are those named in Section 1 of Article X.~~

~~ARTICLE XII~~

PROVISIONS FOR REGULATION OF BUSINESS AND CONDUCT OF AFFAIRS OF CORPORATION

(a) The Board of Directors shall have the power, without the consent or vote of the shareholders, to make, alter, amend, change, add to, or repeal the By-Laws of the Corporation.

(b) The Corporation shall have the power to carry on and conduct its business or any part thereof, and to have one or more offices, in the State of Indiana, and in all other states, territories, colonies and dependencies of the United States, in the District of Columbia and in all or any foreign countries throughout the world; and to acquire, own, hold or use and to lease, mortgage, pledge, sell, convey, or otherwise dispose of property, real and/or personal, tangible and/or intangible, either within or outside of the State of Indiana.

(c) Regular or special meetings of the Board of Directors or Shareholders of the Corporation may be held within or without the State of Indiana.

A-4

EXHIBIT A ⬛

CLEAN VERSION OF PROPOSED SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CHAMPION HOMES, INC.

ARTICLE I

NAME

The name of the Corporation is Champion Homes, Inc.

ARTICLE II

PURPOSES

(a) To manufacture, build, construct, make and repair factory built housing and buildings, including all classes of dwelling houses, garages, outbuildings, farm buildings, commercial and industrial buildings, and improvements of any kind and nature whatsoever (collectively “Housing and Buildings”), and parts for same; to buy, sell, trade and exchange, and to otherwise deal in Housing and Buildings, at wholesale and at retail; and to do any and all things legal, necessary or proper to be done for the successful conduct of the business herein contemplated and incident to said business.

(b) To make, construct, and build materials for the construction, alteration, or repair of any and all Housing and Buildings, and improvements of any kind and nature whatsoever; to make, construct and build any and all classes of cabinets, and ready-cut and pre-fabricated housing and building materials and products.

(c) To conduct and carry on the business of builders and contractors for the purpose of building, erecting, constructing, altering, repairing or doing any other work in connection with any and all classes of dwelling houses, garages, outbuildings, farm buildings, commercial and industrial buildings, and improvements of any kind and nature whatsoever, including the locating, laying out and constructing of road, avenues, docks, slips, sewers, bridges, wells, walls and all classes of buildings, erections and works, both public and private, or integral parts thereof.

(d) To buy, sell, trade and deal in, at wholesale and retail, any and all kinds of new and second-hand building materials, and products.

(e) To acquire, purchase, own, lease and operate, and to sell, lease or otherwise dispose of any and all machinery, appliance and equipment necessary, convenient or incident to the conduct of the construction business.

(f) To acquire, purchase, own, sell and lease real estate.

(g) To pay for any property, real or personal, this corporation may acquire or purchase, with shares of the capital stock, bonds or other obligations or securities of this corporation, or to issue its shares of stock in exchange therefor.

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⬛ EXHIBIT A

(h) The foregoing clauses shall be construed as powers, as well as purposes, and the matters expressed in each clause shall, except if otherwise provided, be in no wise limited by reference to, or inference from, the terms of any other clause, but shall be regarded as independent powers and purposes; and the enumeration of specific powers and purposes shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the corporation; nor shall the expressing of one thing be deemed to exclude another not expressed; although it be of like nature.

(i) The corporation shall be authorized to exercise and enjoy all other powers, rights and privileges, granted by an Act of the General Assembly of the State of Indiana, entitled “The Indiana General Corporation Act”, approved March 16, 1929, to corporations organized thereunder, and all the powers conferred by all acts heretofore or hereafter amendatory of, or supplemental to, the said Act or the said laws; and the enumeration of certain powers as herein specified, is not intended as exclusive of, or as a waiver of, any of the powers, rights or privileges granted or conferred by said Act or the said laws now or hereafter in force; provided, however, that the corporation shall not, in any state, carry on any business or exercise any powers, which a corporation organized under the laws thereof could not carry on and exercise.

(j) To engage in all types and kinds of manufacturing, and any other lawful act or activity for which corporations may be organized under The Indiana General Corporation Law.

ARTICLE III

TERM OF EXISTENCE

The period during which the Corporation shall continue is perpetual.

ARTICLE IV

AMOUNT OF CAPITAL STOCK

The total number of shares which the Corporation shall have the authority to issue is 115,000,000, consisting of 115,000,000 shares of common stock, having a par value of 2.77¢ per share (“Common Stock”).

ARTICLE V

TERMS OF CAPITAL STOCK

(a) All shares of Common Stock shall have equal and identical rights, privileges, powers, obligations, restrictions and voting rights.

(b) No shareholder of the Corporation shall have a pre-emptive right to purchase, subscribe for or take any part of any stock or any part of any notes, debentures, bonds or other securities, whether or not convertible into, or carrying options or warrants to purchase stock of the Corporation hereafter issued, optioned or sold by it.

(c) Subscribers and shareholders shall be liable for the debts of the Corporation only to the extent of any unpaid portion of their subscriptions for shares of the Corporation or any unpaid portion of the consideration for the issuance to them of shares of the Corporation, and except for such liability the private property of the shareholders, directors and officers of this Corporation shall at all times be exempt from all corporate debts and liabilities whatsoever.

A-6

EXHIBIT A ⬛

ARTICLE VI

VOTING RIGHTS OF CAPITAL STOCK

All holders of record of the Common Stock of the Corporation shall be entitled to one vote for each share of such stock so held, upon any question presented at a regular or special meeting of shareholders.

The shareholders shall at no time have the right to accumulate their votes and distribute them among the candidates for election to the Board of Directors.

The Articles of Incorporation may be amended by the affirmative vote of the holders of a majority of the Corporation’s Common Stock at the time outstanding, and entitled to vote in respect thereof.

ARTICLE VII

DATA RESPECTING DIRECTORS

Section 1. Number.

The Corporation shall have such number of Directors as shall be specified in the By-Laws.

Section 2. Qualifications.

Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States.

ARTICLE VIII

PROVISIONS FOR REGULATION OF BUSINESS AND CONDUCT OF AFFAIRS OF CORPORATION

(a) The Board of Directors shall have the power, without the consent or vote of the shareholders, to make, alter, amend, change, add to, or repeal the By-Laws of the Corporation.

(b) The Corporation shall have the power to carry on and conduct its business or any part thereof, and to have one or more offices, in the State of Indiana, and in all other states, territories, colonies and dependencies of the United States, in the District of Columbia and in all or any foreign countries throughout the world; and to acquire, own, hold or use and to lease, mortgage, pledge, sell, convey, or otherwise dispose of property, real and/or personal, tangible and/or intangible, either within or outside of the State of Indiana.

(c) Regular or special meetings of the Board of Directors or Shareholders of the Corporation may be held within or without the State of Indiana.

Notice of 2024 Annual Shareholder Meeting & 2024 Proxy Statement	A-7

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting Skyline Champion Corporation Annual Meeting of Shareholders For Shareholders of record as of June 4, 2024 Thursday, August 1, 2024 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/SKY for more details. Internet: www.proxypush.com/SKY Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-307-0847 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:59 PM, Eastern Time, July 31, 2024. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Laurie Hough and Robert Spence (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Skyline Champion Corporation which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Skyline Champion Corporation Annual Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect nine members of the Board of Directors, each to serve until the next annual meeting of shareholders or until a successor has been duly elected and qualified. FOR WITHHOLD 1.01 Keith Anderson 1.02 Michael Berman 1.03 Eddie Capel 1.04 Erin Mulligan Helgren 1.05 Michael Kaufman 1.06 Tawn Kelley 1.07 Nikul Patel 1.08 Gary E. Robinette 1.09 Mark Yost FOR AGAINST ABSTAIN 2. To ratify the appointment of Ernst & Young LLP as Skyline Champion’s independent registered public accounting firm. # 3. To consider a non-binding advisory vote on fiscal 2024 compensation paid to Skyline Champion’s Named Executive Officers. 4. To approve the amendment and restatement of the Company’s Articles of Incorporation to change the Company’s name from Skyline Champion Corporation to Champion Homes, Inc. 5. To transact any other business that may properly come before the annual shareholders meeting or any postponements or adjournments thereof. FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/SKY Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date